UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to § 240.14a-12
MODIV INC.
(f/k/a RW Holdings NNN REIT, Inc.)
(Name of Registrant as Specified in its Charter)
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MODIV INC.
120 Newport Center Drive
Newport Beach, California 92660
www.modiv.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 30, 2021
Dear Stockholder:
Due to the ongoing public health threat caused by the coronavirus (COVID-19) pandemic, and to support the health and well-being of our stockholders, board of directors and other meeting participants, NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of Modiv Inc., or the Company, a Maryland corporation, will be held in a virtual-only format at www.virtualshareholdermeeting.com/MODIV2021 on Wednesday, June 30, 2021 at 9:00 a.m. Pacific Time. The virtual meeting will utilize online tools that ensure stockholders have the same rights and opportunities to participate, as described below, as they would at an in-person meeting. Stockholders will not be able to attend the Annual Meeting in-person.
We are holding this meeting for the following purposes:
1.
To consider and vote upon the seven director nominees named in the accompanying proxy statement to serve until our 2022 annual meeting of stockholders and until their respective successors are elected and qualify.

The Board of Directors recommends a vote FOR each of the director nominees.
2.	To consider and vote upon the approval of the following proposals to amend and restate the Modiv Inc. charter (the “Modiv Charter Amendments”):
A.	removal or revision of certain limitations required by the North American Securities Administrators Association and revisions to make other conforming and ministerial changes;
B.	revisions in order to bring the Company’s charter more in line with those of publicly-listed companies;
C.	revisions to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder; and
D.	revisions to permit redemptions of accounts with de minimis holdings.
The Board of Directors recommends a vote FOR the approval of each of the Modiv Charter Amendments.
3.	To consider and vote upon the ratification of the appointment of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2021.
The Board of Directors recommends a vote FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021.
4.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.
The Board of Directors has fixed the close of business on April 19, 2021 as the record date for determining stockholders entitled to notice of and to vote at the meeting.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to submit your proxy as early as possible to authorize how your shares will be voted at the Annual Meeting. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by phone by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-888-777-2059 Monday through

Friday 9:00 am until 9:00 p.m. Eastern Time to reach a toll-free, live operator line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.
YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Attending the Virtual Annual Meeting
Broadridge Financial Solutions, Inc. will host the virtual Annual Meeting. In order to attend the virtual Annual Meeting, vote and submit questions during the Annual Meeting, please log into the virtual meeting platform at www.virtualshareholdermeeting.com/MODIV2021 and enter the 16-digit control number. The control number can be found on the proxy card.
The virtual Annual Meeting will begin promptly at 9:00 a.m. Pacific Time, and online access will begin at 8:45 a.m. Pacific Time. We encourage you to access the virtual Annual Meeting prior to the start time.
By Order of the Board of Directors

Raymond J. Pacini
Chief Financial Officer and Secretary

Newport Beach, California
April 22, 2021

120 Newport Center Drive
Newport Beach, California 92660

Proxy Statement
For the Annual Meeting of Stockholders
to be Held on June 30, 2021
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Modiv Inc., a Maryland corporation formerly known as RW Holdings NNN REIT, Inc., for use at the annual meeting of stockholders to be held virtually at www.virtualshareholdermeeting.com/MODIV2021 at 9:00 a.m. Pacific Time, on Wednesday, June 30, 2021 (the “Annual Meeting”). On or about April 22, 2021, proxy materials for the Annual Meeting, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”), are being made available to stockholders entitled to vote at the Annual Meeting.
When used in this Proxy Statement, the terms “we,” “us,” “our,” “Modiv Inc.,” or the “Company” refer to Modiv Inc. and its subsidiaries unless the context requires otherwise. In this Proxy Statement, we refer to our Class C common stock, $0.001 par value per share, and our Class S common stock, $0.001 par value per share, collectively as our “common stock.”
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS: This Proxy Statement and the 2020 Annual Report are available on the Internet at https://www.proxyvote.com/MODIV. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why am I receiving materials in connection with the Annual Meeting?
A:
As permitted by the Securities and Exchange Commission (“SEC”), we are furnishing to stockholders our Notice of Annual Meeting of Stockholders, Proxy Statement and 2020 Annual Report primarily over the Internet. These materials are being made available to you because the Board of Directors is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting.

Stockholders who previously consented to electronic delivery of our proxy materials have received an e-mail containing links to our proxy materials and instructions for submitting a proxy via the Internet to authorize the voting of their shares at the Annual Meeting. All other stockholders are receiving a paper copy of proxy materials in the mail. If you receive the proxy materials in the mail but would like to receive future proxy materials over the Internet, please go to our website at www.modiv.com and consent to electronic delivery.
Q:	What is a proxy?
A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Raymond J. Pacini and John Raney, each of whom is one of our officers, as your proxies, and you are authorizing each of them to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, they will vote your shares (i) FOR each of the director nominees, (ii) FOR approval of each of the Modiv Charter Amendments (as defined below) and (iii) FOR the ratification of the appointment of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2021. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet (or by mail if you requested and received a printed copy of the proxy materials) or by phone as soon as possible whether or not you plan on attending the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?
A:	The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/MODIV2021 on Wednesday, June 30, 2021, at 9:00 a.m. Pacific Time.
Q:	Who is entitled to attend and vote at the Annual Meeting?
A:
Anyone who is a stockholder of record of our Class C common stock or Class S common stock at the close of business on April 19, 2021, the record date, or holds a valid proxy for the Annual Meeting from a stockholder of record as of the record date, is entitled to attend and vote at the Annual Meeting. If you are not a stockholder of record but hold shares through an individual retirement account (“IRA”) or 401(k) plan, you may also attend the Annual Meeting. All stockholders of record will receive a 16-digit control number in their proxy materials which will allow them to enter the Annual Meeting virtually at www.virtualshareholdermeeting.com/MODIV2021.

Q:	Will my vote make a difference?
A:
Yes. Your vote could affect the proposals described in this Proxy Statement. Moreover, your vote is needed to ensure that there is a quorum for the meeting and that the proposals described herein can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How many shares of common stock are entitled to vote at the Annual Meeting?
A:
As of April 19, 2021, there were 7,565,582 shares of our common stock outstanding and entitled to vote at the Annual Meeting, including 7,502,481 shares of our Class C common stock and 63,101 shares of our Class S common stock. The shares of our Class C common stock and Class S common stock vote together as a single class on all matters to be voted on by our stockholders at the Annual Meeting as described in this Proxy Statement.

Q:	What constitutes a quorum?
A:
A quorum consists of the presence virtually or by proxy of stockholders of our Class C and Class S common stock entitled to cast at least 50% of all the votes entitled to be cast on any matter at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

Q:	How many votes do I have?
A:
You are entitled to one vote for each share of Class C common stock or Class S common stock you held as of the close of business on the record date. Votes may not be cumulated in the election of directors.

Q:	What may I consider and vote on?
A:	You may consider and vote on:
(1)	the election of the seven director nominees named in this Proxy Statement to serve until our 2022 annual meeting of stockholders and until their respective successors are elected and qualify;
(2)	the approval of the following proposals to amend and restate the Modiv charter (the “Modiv Charter Amendments”) as set forth in Exhibit A to this Proxy Statement:
A.
removal or revision of certain limitations required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”) and revisions to make other conforming and ministerial changes;

B.	revisions in order to bring our charter more in line with those of publicly-listed companies;
C.	revisions to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder; and
D.	revisions to permit redemptions of accounts with de minimis holdings.
(3)	the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021; and
(4)	such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
Q:	How does the Board of Directors recommend I vote on the proposals?
A:	The Board of Directors recommends that you vote:
(1)	FOR each of the nominees for election to the Board of Directors who are named in this Proxy Statement;
(2)	FOR approval of each of the Modiv Charter Amendments; and
(3)	FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021.
Q:	How can I vote at the virtual Annual Meeting?
A:
If you are a stockholder of record, you have the right to vote at the virtual Annual Meeting, and any previous proxies that you authorized will be superseded by the vote that you cast at the Annual Meeting. In order to vote at the virtual Annual Meeting, please log into the virtual meeting platform at www.virtualshareholdermeeting.com/MODIV2021 and enter the 16-digit control number. The control number can be found on the proxy card. You may also attend the virtual Annual Meeting without revoking any previously authorized proxy. If you are a record holder, a proxy for a record stockholder or a beneficial owner of our common stock, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting by entering your 16-digit control number found on your proxy card, which provides our stockholders rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders.

Please note that if you hold shares of our common stock in an IRA or 401(k) plan account, those shares cannot be voted directly by you at the virtual Annual Meeting. See “How can I vote my shares held in an IRA or 401(k) plan account?” below.
Q:	How can I vote my shares without attending the Annual Meeting?
A:
You can vote your shares without attending the Annual Meeting by submitting a proxy in advance of the Annual Meeting to authorize how your shares are voted at the Annual Meeting. Stockholders have the following options for submitting their votes by proxy:

•
via the Internet at www.proxyvote.com/MODIV, (1) by following the instructions included in the e-mail you received if you consented to and received your proxy materials electronically or (2) by accessing the website and following the instructions indicated on the proxy card received by mail;

•
by phone, (1) by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; have your proxy card in hand and then follow the instructions, or (2) by calling 1-888-777-2059 Monday through Friday 9:00 a.m. until 9:00 p.m. Eastern Time to reach a toll-free, live operator line; or

•	by mail, by completing, signing, dating and returning the proxy card accompanying the proxy materials, if you received a printed copy of the proxy materials by mail.
We encourage you to submit your proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you submit a proxy via the Internet prior to the date of the Annual Meeting, you will authorize how your shares will be voted at the Annual Meeting and your vote is recorded immediately. There is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. The granting of proxies electronically is permitted by Section 2-507(c)(3) of the Maryland General Corporation Law (the “MGCL”).
If you are a stockholder of record, submitting your proxy via Internet, by phone or by mail will not affect your right to vote should you decide to attend the virtual Annual Meeting. As described below under “What if I submit my proxy and then change my mind?,” attending and voting at the virtual Annual Meeting will revoke your proxy submitted via Internet, by phone or by mail prior to the Annual Meeting.
Q:	How can I vote my shares held in an IRA or 401(k) plan account?
A:
If your shares are held in an IRA or 401(k) plan account, you will receive a request for voting instructions with respect to the shares allocated to each of your plan accounts. You are entitled to direct the custodian or plan trustee of your account on how to vote your shares at the Annual Meeting. If you do not submit voting instructions to the custodian or trustee of your account, your shares may not be voted at the Annual Meeting.

Q:	What is the deadline for voting my shares?
A:
If you are a stockholder of record and submit your proxy by Internet, phone or mail, your proxy must be received by 11:59 p.m. Pacific Time on June 29, 2021 in order for your shares to be voted at the Annual Meeting. If you hold shares in an IRA or 401(k) plan account, to allow sufficient time for voting by the custodian or plan trustee, your voting instructions must be received by 11:59 p.m. Pacific Time on June 29, 2021.

Q:	What if I submit my proxy and then change my mind?
A:	You have the right to change or revoke your proxy at any time before the Annual Meeting by:
(1)
delivering a written revocation to Raymond J. Pacini, our Secretary, before the Annual Meeting at 120 Newport Center Drive, Newport Beach, California 92660 so that it is received no later than June 28, 2021;

(2)
attending the virtual Annual Meeting and voting as described above under “How can I vote at the virtual Annual Meeting?” Virtual attendance at the Annual Meeting will not by itself constitute revocation of a proxy; or

(3)	submitting another proxy by Internet, telephone or mail on a later date prior to the deadlines specified above under “What is the deadline for voting my shares?”

Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.
Q:	What are the voting requirements to elect the Board of Directors?
A:
With regard to the election of directors, you may vote “FOR” or “AGAINST” each director nominee or you may “ABSTAIN” from voting on any of the director nominees. Under our charter and bylaws, the affirmative vote of holders of a majority of the shares of Class C common stock and Class S common stock entitled to vote who are present virtually or by proxy at a meeting of stockholders at which a quorum is present is required for the election of the directors. This means that, of the shares of common stock present virtually or by proxy at the Annual Meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the Board. Any shares present but not voted (whether by abstention, IRA custodian non-vote, or otherwise) will have the same effect as a vote against the election of our directors. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is elected and qualifies. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Q:	What are the voting requirements to approve each of the Modiv Charter Amendments?
A:
With regard to the approval of the Modiv Charter Amendments, you may vote “FOR” or “AGAINST” each or any of the Modiv Charter Amendments or you may “ABSTAIN” from voting on each of or any of the Modiv Charter Amendments. Under our charter, the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast on each of the Modiv Charter Amendments is required for approval of each such Modiv Charter Amendment. This means that each Modiv Charter Amendment must receive affirmative votes from holders of at least 3,782,792 shares out of the 7,565,582 shares outstanding as of the close of business on the record date in order to be approved. Abstentions will have the effect of a vote against the Modiv Charter Amendments. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Q:	Why are we seeking approval of proposals to amend and restate our charter?
Our charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. Our charter was designed to be consistent with the charters of other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our public offering of non-listed securities. More specifically, as a condition to selling our common stock in certain jurisdictions, certain state securities administrators required us to include in our charter provisions consistent with those stated in the NASAA REIT Guidelines. We are no longer engaged in this type of public offering and we do not intend to raise capital publicly as an unlisted company in the future. Therefore, it is no longer necessary that our charter conform to the requirements of the NASAA REIT Guidelines. We believe that the limitations included in our charter which derive from the NASAA REIT Guidelines, at a minimum, create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward.
In addition, we may determine at a point in the future to list our shares of common stock on a national securities exchange. Although we have no current intention of listing our shares of common stock on a national securities exchange, we believe that removing the NASAA-mandated provisions and amending and restating our charter in a manner that is more similar to those of publicly-traded REITs incorporated in Maryland will facilitate a listing in the event that we determine that listing our shares of common stock would be in the best interests of the Company and our stockholders.
Q:	If the proposals related to amending and restating our charter are approved (or not approved), what will happen?
If all of the proposals related to amending and restating our charter are approved, we will file the Articles of Amendment and Restatement, in the form attached hereto as Exhibit A to this Proxy Statement (the “Restated Articles”), with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Restated Articles will become effective upon acceptance for record by the SDAT.

If less than all of the proposals are approved, our charter will be amended and restated to reflect only those amendments which have been approved by our stockholders.
Unless all of the proposed amendments to our charter are approved, it will likely be more difficult to implement a potential listing of our shares on a national securities exchange.
Q:	Does the Board of Directors intend to also amend the bylaws?
If the Restated Articles are approved and take effect, our Board of Directors will amend our bylaws to eliminate inconsistencies resulting from the amendment and restatement of our charter, and to make certain other changes to our bylaws.
Q:	What are the voting requirements for the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021?
A:
With regard to the proposal relating to ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, the affirmative vote of a majority of the votes cast on the matter at an annual meeting at which a quorum is present is required for the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Q:	How will voting on any other business be conducted?
A:
Although we do not know of any business to be considered at the Annual Meeting other than the election of directors, approval of the Modiv Charter Amendments and the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to Raymond J. Pacini and John Raney, and each of them, to vote on such matters in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.

Q:	How are proxies being solicited?
A:
In addition to mailing proxy solicitation material, we have also retained the services of Broadridge Investor Communication Solutions, Inc. to assist us in the solicitation of proxies for the Annual Meeting for a base fee of approximately $3,500, plus reimbursement of certain out-of-pocket expenses. Our directors and employees may also solicit proxies via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

We will pay all of the costs of soliciting these proxies. We will also reimburse IRA plan custodians or trustees and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q:	What should I do if I receive more than one set of proxy materials for the Annual Meeting?
A:
You may receive more than one set of proxy materials for the Annual Meeting. For example, if you consented to electronic delivery of our proxy materials, you may receive multiple e-mails containing our proxy materials if your shares are registered in more than one name or held in more than one account (such as a 401(k) or IRA account). If you did not consent to electronic delivery of our proxy materials, you may receive more than one set of proxy materials in the mail if your shares of our common stock are registered in more than one name or held in more than one account. Please respond as soon as possible to each and every request for a proxy or voting instructions you receive to ensure all of your shares of common stock are voted at the Annual Meeting.

Q:	Where can I find more information?
A:
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
We operate under the direction of the Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. We currently have seven directors, three of whom were managers of our former sponsor, Raymond E. Wirta, Aaron S. Halfacre and Joe Hanauer, and four of whom are independent. All seven of our directors have been nominated for re-election at the Annual Meeting. For biographical information regarding our directors, see “—Executive Officers and Directors” below.
During 2020, the Board of Directors held eight meetings, and acted by unanimous consent on eight occasions. There are two committees of the Board of Directors, each of which is composed of a majority of independent directors: the audit committee and the compensation committee. Information regarding each of these committees is set forth below. During 2020, each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he served during 2020. Generally, our directors are also encouraged to attend our annual meeting of stockholders each year. Four of our directors attended our 2019 annual meeting of stockholders held on December 17, 2019.
Board Leadership Structure
The composition of the Board of Directors and the corporate governance provisions in our charter ensure strong oversight by independent directors. Mr. McWilliams has been appointed as our lead independent director and, as noted above, a majority of independent directors compose the audit committee and compensation committee. Our company’s management is led by Mr. Halfacre, our Chief Executive Officer since January 1, 2019, and the Chairman of the Board is Mr. Wirta, who has held his position since our inception. As Chairman of the Board, Mr. Wirta is responsible for leading Board meetings and meetings of stockholders, generally setting the agendas for Board meetings in consultation with Mr. Halfacre and subject to the requests of other directors. Mr. Halfacre is responsible for providing information to the other directors in advance of meetings and between meetings. The direct involvement of Messrs. Wirta and Halfacre in the Company’s operations makes them best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives.
The Role of the Board of Directors in our Risk Oversight Process
Our executive officers are responsible for the day-to-day management of risks faced by the Company, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.
The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of the executive officers.
Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within our Company.
Director Independence
Our charter requires that a majority of our directors be “Independent Directors” (as defined in our charter), except at a time when there is a vacancy on the Board of Directors. A copy of our charter is available in the Documents - Corporate Governance section of our website at www.modiv.com. For purposes of our charter, an Independent Director is any director who is not associated and has not been associated within the last two years, directly or indirectly, with our former sponsor or former advisor. A director is deemed to be associated with our former sponsor or former advisor if he or she: (i) owned an interest in the former sponsor, former advisor or any of their affiliates; (ii) was employed by the former sponsor, former advisor or any of their affiliates; (iii) was an officer or director of the former sponsor, former advisor or any of their affiliates; (iv) performed services, other than as a director, for the Company; (v) is a director for more than three real estate investment trusts (“REITs”) organized by our former sponsor or advised by our former advisor; or (vi) had any material business or professional relationship with our former sponsor, former advisor or any of their affiliates. For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the director from our former sponsor and former advisor and their affiliates shall be deemed material per se if it exceeded 5.0% of the director’s (i) annual gross revenue (derived from all sources) during either of the last two years or (ii) net worth (on a fair market value basis). A director is also deemed to be associated with our former sponsor or former advisor if the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with our former sponsor, former advisor, any of their affiliates or the Company.
In addition, although our shares are not listed for trading on any national securities exchange, a majority of the directors and members of the audit committee are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).
The Board of Directors has determined that Adam Markman, Curtis McWilliams, Thomas Nolan, Jr. and Jeffrey Randolph each qualify as an “Independent Director” as defined in our charter and satisfy the New York Stock Exchange independence standards.
The Audit Committee
General
Our audit committee’s function is to assist the Board of Directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our compliance with legal and regulatory requirements, (iv) the selection, appointment and compensation of our independent registered public accounting firm and (v) our independent registered public accounting firm’s qualifications, performance and independence. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee charter is available in the Documents - Corporate Governance section of our website at www.modiv.com.
The members of the audit committee are Jeffrey Randolph (Chairman), Joe Hanauer and Adam Markman. A majority of the members of the audit committee are “Independent Directors” as defined by our charter and are “independent” as defined by the New York Stock Exchange and applicable rules of the SEC. All members of the audit committee are financially literate, and the Board of Directors has determined that Mr. Randolph satisfies the SEC’s requirements for an “audit committee financial expert.”
The audit committee was formed in May 2017. During 2020, the audit committee held five meetings and acted by unanimous written consent on one occasion.
Independent Registered Public Accounting Firm
On November 1, 2020, we were notified that the audit practice of Squar Milner LLP (“Squar Milner”), our independent registered public accounting firm since May 21, 2018, was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2020, Squar Milner resigned as the auditors of the Company, and with the approval of the audit committee, Baker Tilly was engaged as the Company's independent registered public accounting firm. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.
Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Squar Milner regarding the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2019 and 2018, and during the interim period from December 31, 2019 through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused it to make reference to such disagreement in its reports.
The Company provided Squar Milner with a copy of the foregoing disclosures and requested that Squar Milner furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 2, 2020, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2020.
Pre-Approval Policies
In order to ensure that the provision of services by the Company’s independent registered public accounting firm does not impair the auditors’ independence, the audit committee pre-approves all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.
For the years ended December 31, 2020 and 2019, all services rendered by Squar Milner and Baker Tilly were pre-approved in accordance with the policies and procedures described above.
Principal Independent Registered Public Accounting Firm Fees
The independent directors of our Board of Directors reviewed the audit and non-audit services performed by Squar Milner and Baker Tilly during the fiscal years ended December 31, 2020 and 2019, as well as the fees charged by Squar Milner and Baker Tilly for such services. The aggregate fees billed to us for professional accounting services by Squar Milner and Baker Tilly, including the audit of our annual financial statements for the years ended December 31, 2020 and 2019, are set forth in the table below.
	2020	2019
Audit fees	$329,700	$396,778
Audit-related fees	—	—
Tax fees(1)	—	3,219
All other fees	—	—
Total	$329,700	$399,997
(1)
Tax fees during the fiscal year ended December 31, 2019 were related to the review of Rich Uncles Real Estate Investment Trust I (“REIT I”) compliance tests for 2014, 2015, and 2016 in connection with our merger with REIT I which is discussed in Note 3, Merger and Self-Management Transaction, to our consolidated financial statements to the 2020 Annual Report.

Report of the Audit Committee
The audit committee (the “audit committee”) of the Board of Directors (the “Board of Directors”) of Modiv Inc. (the “Company”) represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of the Company, and, among other things, is responsible for overseeing the Company’s accounting and financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; for the appropriateness of the accounting principles and reporting policies that are used by the Company; and for establishing and maintaining internal control over financial reporting as required by applicable Securities and Exchange Commission

(the “SEC”) rules. Baker Tilly, the Company’s independent registered public accounting firm for the year ended December 31, 2020, is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The audit committee’s responsibility was to monitor and oversee these processes. The members of the audit committee are not professionally engaged in the practice of accounting or auditing and thus their oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
In this context, the audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2020, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Baker Tilly, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. GAAP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from Baker Tilly the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications concerning its independence and discussed with Baker Tilly its independence from us. In addition, the audit committee considered whether Baker Tilly’s provision of non-audit services, if any, is compatible with Baker Tilly’s independence.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the 2020 audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
The Audit Committee of the Board of Directors

Jeffrey Randolph, Chairman
Joe Hanauer
Adam Markman
The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporated by reference in this Proxy Statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Exchange Act.
The Compensation Committee
General
As noted above, the compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of our executive officers. The members of the compensation committee are Mr. McWilliams, Mr. Nolan and Mr. Wirta, with Mr. Nolan serving as chair of the compensation committee. Messrs. Nolan and McWilliams, representing a majority of the members of the compensation committee, are “Independent Directors” as defined by our charter and are “independent” as defined by the New York Stock Exchange and applicable rules of the SEC. The compensation committee is responsible for recommending, establishing, overseeing and directing the Company’s executive officer and director compensation philosophy, policies and programs, approving the compensation to be paid by the Company to the Company’s executive officers and making recommendations to the Board of Directors regarding the compensation of the non-employee members of the Company’s Board of Directors. The compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter. The compensation committee may form and delegate authority to subcommittees as appropriate, and the compensation committee reviews the recommendations of the Chief Executive Officer with regard to the compensation of the executive officers other than the Chief Executive Officer. The compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities set forth in the compensation committee charter. The compensation committee charter is available in the Documents-Corporate Governance section of our website at www.modiv.com.

The compensation committee was formed in December 2019. During 2020, the compensation committee held two meetings.
Nomination of Directors
General
We do not have a standing nominating committee. Unless otherwise provided by Maryland law, the Board of Directors is responsible for selecting its own nominees and recommending them for election by our stockholders. The Board of Directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified and their qualifications assessed under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled exclusively by our independent directors, the Board of Directors has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the director nomination process.
Board Membership Criteria
With respect to filling vacancies for independent director positions, the independent directors review the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the Board of Directors. The full Board of Directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the Board of Directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The Board of Directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire Board of Directors. The Board of Directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the Board of Directors’ collective skill set that should be addressed in the nominating process.
Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the types of assets we acquire and manage.
Selection of Directors. Unless otherwise provided by Maryland law, the Board of Directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees stand for election by our stockholders annually.
In nominating candidates for the Board of Directors, the Board of Directors (or the independent directors, as appropriate) solicits candidate recommendations from its own members and management. The Board of Directors may also engage the services of a search firm to assist in identifying potential director nominees.
The Board of Directors will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. In evaluating the persons recommended as potential directors, the Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.8 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling (888) 686-6348 or may view the bylaws in the Documents - Corporate Governance section of our website at www.modiv.com.

Stockholder Communications with the Board of Directors
We have established a procedure for stockholders to communicate comments and concerns to the Board of Directors. Stockholders may contact the Board of Directors at the following address:
Board of Directors of Modiv Inc.
120 Newport Center Drive
Newport Beach, CA 92660
(888) 686-6348
Stockholders should report any complaints or concerns regarding (1) suspected violations or concerns as to compliance with laws, regulations, our Code of Business Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (2) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders should report any such suspected violations or other complaints or concerns by any of the following means:
•	By calling toll free at (888) 686-6348; or
•	By mailing a description of the suspected violation or concern to:
Board of Directors
c/o Modiv Inc.
120 Newport Center Drive
Newport Beach, CA 92660
Reports will be made known to the lead independent director, provided that no person named in the report will receive the report directly.
Hedging Practices
We have not adopted any practice or policies regarding the ability of directors, executive officers or employees, or their designees, to purchase financial instruments, or otherwise engage in transactions, that are designed to hedge or offset any decrease in the market value of our stock held by such insiders.
Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2022 annual meeting and until his successor is elected and qualified.
Name(1)	Age(2)	Positions	Year of First Becoming a Director
Aaron S. Halfacre	48	Chief Executive Officer, President and Director	2019
Raymond E. Wirta	77	Chairman of the Board and Director(4)	2015
Raymond J. Pacini	65	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	N/A
Joe Hanauer	83	Director(3)	2019
Adam Markman	56	Independent Director(3)	2019
Curtis McWilliams	65	Lead Independent Director(4)	2019
Thomas Nolan, Jr.	63	Independent Director(4)(6)	2019
Jeffrey Randolph	64	Independent Director(3)(5)	2015
(1)	The address of each executive officer and director listed is 120 Newport Center Drive, Newport Beach, CA 92660.
(2)	As of April 1, 2021.
(3)	Member of our audit committee of our Board of Directors.
(4)	Member of the compensation committee of our Board of Directors.
(5)	Chair of the audit committee of our Board of Directors.
(6)	Chair of the compensation committee of our Board of Directors.

Mr. Aaron S. Halfacre. Mr. Halfacre has served as our Chief Executive Officer and President and a member of our Board of Directors since January 2019 and has over 25 years of experience in the real estate industry. He has also served as a Director of BRIX REIT, Inc. since January 2019 and the Chief Executive Officer and a Director of Modiv Acquisition Corp. since January 2021. Mr. Halfacre previously served as Chief Executive Officer and a Director of REIT I and Chief Executive Officer and a Manager of our former sponsor and advisor through December 31, 2019. Mr. Halfacre has been involved in a myriad of REIT mergers and acquisitions transactions over the course of his career, totaling more than $17 billion in transaction value. From January 2018 to July 2018, Mr. Halfacre served as President of Realty Mogul, Co., a real estate crowdfunding platform, and its affiliates. From July 2014 to March 2016, Mr. Halfacre served as President and Chief Investment Officer of Campus Crest Communities, Inc., a publicly-traded student housing REIT where he was instrumental in the take-private sale to Harrison Street Real Estate Capital. From October 2012 to May 2014, Mr. Halfacre served as Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc., a publicly traded net lease REIT and product sponsor. From November 2005 to December 2010, Mr. Halfacre served as the Chief of Staff and Head of Product Development of the real estate group at BlackRock, a global investment management corporation. Mr. Halfacre holds both Chartered Financial Analyst® and Chartered Alternative Investment Analyst® designations and earned his B.A. in Accounting from College of Santa Fe and an M.B.A. from Rice University. Our Board of Directors has concluded that Mr. Halfacre is qualified to serve as a director by reason of his extensive industry and leadership experience.
Mr. Raymond E. Wirta. Mr. Wirta is a founder of the Company, has served as our Chairman of the Board since 2016 and has over 50 years of experience in the real estate industry. He has also served as a Chairman of the Board of BRIX REIT, Inc. since November 2017 and Chairman of the Board of Modiv Acquisition Corp. since January 2021. Mr. Wirta previously served as Chairman of the Board of REIT I and our former sponsor and advisor through December 31, 2019. Mr. Wirta is also currently an Independent Director at CBRE Group (NYSE: CBRE) and previously served as the Chairman (2014-2018) and Chief Executive Officer (1999-2005). During his tenure at CBRE, Mr. Wirta oversaw the reorganization of that firm, taking the company public in 2004, and commenced a consolidation strategy, increasing the geographic bandwidth and service capabilities of the firm. Mr. Wirta previously was President of the Irvine Company (2016-2019), a privately held California based real estate company with ownership of a $38 billion portfolio including 120 million square feet of commercial real estate. From 1991 to 1994, Mr. Wirta was President of The Koll Company, a significant developer of office and industrial real estate. Mr. Wirta holds a B.A. in economics from California State University, Long Beach and an M.B.A. in International Management from Golden State University. Our Board of Directors has concluded that Raymond Wirta is qualified to serve as one of our directors by reason of his extensive industry and leadership experience.
Mr. Raymond J. Pacini. Mr. Pacini has served as our Executive Vice President, Chief Financial Officer and Treasurer since April 2018 and as our Secretary since September 2019. Mr. Pacini has also served as the Chief Financial Officer of Modiv Acquisition Corp. since January 2021 and previously served as Executive Vice President, Chief Financial Officer and Treasurer of REIT I and our former sponsor and advisor from April 2018 through December 31, 2019. He has also served as Executive Vice President, Chief Financial Officer and Treasurer of BRIX REIT, Inc. from April 2018 to October 2019, for which he served as an independent director from November 2017 until April 2018. On January 29, 2020, Mr. Pacini was reappointed as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of BRIX REIT. Mr. Pacini’s career as a financial executive spans over 40 years, including over 30 years of commercial and residential real estate experience. Prior to joining the Company, Mr. Pacini held senior leadership roles for a healthcare services company (Northbound Treatment Services, 2013-2018), a developer and homebuilder (California Coastal Communities, Inc., 1998-2011), and a commercial and residential development company (Koll Real Estate Group, Inc., 1993-1998). Mr. Pacini previously served as an independent director for a publicly traded natural resources company (Cadiz Inc., 2005-2019) and a waste management company (Metalclad Corporation, 1999-2002). Mr. Pacini started his career with PricewaterhouseCoopers LLP and is a licensed CPA (inactive) in the state of Massachusetts. Mr. Pacini has also been a National Association of Corporate Directors (NACD) Board Leadership Fellow since 2014. Mr. Pacini received his B.A. in Political Science from Colgate University in 1977 and his M.B.A. from Cornell University in 1979.
Mr. Adam S. Markman. Mr. Markman has served as an independent member of our Board of Directors since January 2019. Mr. Markman served as Executive Vice President, Chief Financial Officer and Treasurer of Equity Commonwealth (NYSE: EQC), a REIT primarily investing in office properties, from July 2014 to

March 2021. Mr. Markman served as Managing Director of Green Street Advisors, Inc., a real estate research firm (“Green Street”), from 1994 to 2014. While at Green Street, Mr. Markman headed the firm’s consulting and advisory practice, played a key role in the firm’s investment arm for real estate investment trusts and previously led the firm’s retail and lodging research efforts. Mr. Markman has also served as a real estate consultant at Kenneth Leventhal & Co. Mr. Markman was a member of Green Street’s board of directors, currently sits on Mark IV Capital’s board of directors and is an adviser to Twin Rock Partner’s Housing Fund. He is also a member of the National Association of Real Estate Investment Trusts (NAREIT) and the Urban Land Institute (ULI). Mr. Markman earned his M.B.A. in Finance/Real Estate from Columbia University and a B.A. from U.C. Berkeley. Our Board of Directors has concluded that Mr. Markman is qualified to serve as an independent director by reason of his extensive experience in the real estate business.
Mr. Curtis B. McWilliams. Mr. McWilliams has served as the lead independent member of our Board of Directors since January 2019. Mr. McWilliams has served as the non-executive Chairman of the board of directors of Ardmore Shipping Corporation (NYSE: ASC) since January 2019 and a director since January 2016. Mr. McWilliams was also Lead Director of Braemar Hotels & Resorts Inc. (NYSE: BHR) from November 2013 until July 2019 and he continues to be a member of the board of directors and chair of the audit committee. Mr. McWilliams was also an independent director of Campus Crest Communities, Inc. from May 2015 to March 2016. Mr. McWilliams is a real estate industry veteran with over 25 years of experience in finance and real estate. He retired from his position as President and Chief Executive Officer of CNL Real Estate Advisors, Inc. in 2010 after serving in the role since 2007. Mr. McWilliams was also the President and Chief Executive Officer of Trustreet Properties Inc. from 1997 to 2007, and a director of the company from 2005 to 2007. He served on the board of directors and as the Audit Committee Chairman of CNL Bank from 1999 to 2004 and has over 13 years of investment banking experience at Merrill Lynch & Co. Mr. McWilliams holds an M.B.A., with a concentration in Finance, from the University of Chicago Graduate School of Business, and a Bachelor of Science in Engineering in Chemical Engineering from Princeton University. Our Board of Directors has concluded that Mr. McWilliams is qualified to serve as an independent director by reason of his extensive experience in the real estate business and investment banking.
Mr. Thomas H. Nolan, Jr. Mr. Nolan has served as an independent member of our Board of Directors since January 2019. Mr. Nolan has been a director of WashREIT (NYSE: WRE) since 2015. He previously served as Chairman of the board of directors and Chief Executive Officer of Spirit Realty Capital, Inc. (NYSE: SRC) from September 2011 until May 2017. Mr. Nolan previously worked for General Growth Properties, Inc. (“GGP”), serving as Chief Operating Officer from March 2009 to December 2010 and as President from October 2008 to December 2010. He also served as a member of the board of directors of GGP from 2005 to 2010. Mr. Nolan was a member of the senior management team that led GGP’s reorganization and emergence from bankruptcy, which included the restructuring of $15.0 billion in project-level debt, payment in full of all of GGP’s pre-petition creditors and the securing of $6.8 billion in equity commitments. From July 2004 to February 2008, Mr. Nolan served as a Principal and Chief Financial Officer of Loreto Bay Company, the developer of the Loreto Bay master planned community in Baja, California Sur, Mexico. From October 1984 to July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 to 2004, he served as Head of Private Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds. Mr. Nolan holds a B.B.A. from the University of Massachusetts, Amherst. Our Board of Directors has concluded that Mr. Nolan is qualified to serve as an independent director by reason of his extensive experience in the real estate business.
Mr. Jeffrey Randolph. Mr. Randolph has served as an independent member of our Board of Directors since July 2016. Mr. Randolph also served as an independent director and chair of the audit committee of BRIX REIT, Inc. from November 2017 until January 2020 and served as an independent trust manager of REIT I from 2014 to January 2019. From 2002 through 2007 and then again from 2010 through March 2017 (now retired), Mr. Randolph was a Principal and served as Chief Financial Officer and Chief Compliance Officer for Affinity Investment Advisors, LLC (“Affinity”), a firm specializing in U.S. stock exchange investments. In 2007, Affinity was purchased by Morgan Stanley Investment Management. From 2007 through 2010, Mr. Randolph served as Managing Director for Morgan Stanley and its wholly owned subsidiary Van Kampen Investments. His role included supporting the firm’s domestic and international investment clients. Toward the end of 2010, Mr. Randolph was part of the decision to re-launch Affinity as an independent entity to capitalize on the increasing investor interest in boutique management firms. Mr. Randolph brings 25 years of investment experience to our REIT. His previous work experience includes Principal at Avalon Financial Group Inc., which specialized in the restructuring and placement of commercial real estate financings, Chief Financial Officer for Bonutto-Hofer Investments, a private real estate investment firm that specialized in acquisition and management of commercial real estate properties in the western U.S., and Vice President at Security Pacific National Bank. Mr. Randolph also serves on the board of TSJ Hope Builders, a Santa Ana, California based nonprofit dedicated to moving young men and women out of poverty through life and job skills training. He is also a cofounder of Building Blocks Foundation Fund, an organization of commercial real estate professionals dedicated to supporting Orange County’s disadvantaged youth. Mr. Randolph received his bachelor’s degree in Business Finance from California State University, Long Beach. Our Board of Directors has concluded that Mr. Randolph is qualified to serve as an independent director by reason of his extensive experience in real estate and investment management.
Mr. Joe F. Hanauer. Mr. Hanauer has served as a member of our Board of Directors since December 2019. He previously served as an independent director of our former sponsor from November 2016 until December 31, 2019. Mr. Hanauer has been principal of Combined Investments, LLC and affiliated companies which invest in real estate as well as real estate-related businesses since January 1990. He serves as Chairman of the Move, Inc. (formerly NASDAQ) Global Advisory Board, operator of Realtor.com, where he served as Chairman of the Board for thirteen years and negotiated the sale of the company to News Corp. He previously served on the board of directors of Porch Group, Inc. from February 2014 to March 2021 and as Chairman of Grubb & Ellis (formerly NYSE) from 1993 to 1998. Prior to forming Combined Investments, Mr. Hanauer was Chairman and Chief Executive Officer of Coldwell Banker Residential Real Estate from 1981 through 1989, having been responsible for developing all of its residential brokerage, franchising and mortgage related businesses internationally. He joined Coldwell Banker when he and his partners sold their Chicago based real estate firm to the company. Regarding charitable involvement, he is a life Trustee of Roosevelt University, a director of Laguna Beach Live!, past Chair of Laguna Playhouse, a leading theatre which celebrated its 100th year in 2020, and Chairman of the board of Laguna Art Museum. He is a Senior Business Advisor at the Harvard University Joint Center for Housing Studies. Mr. Hanauer received an undergraduate degree in marketing and business from Roosevelt University and did graduate studies at the University of Chicago. Our Board of Directors has concluded that Joe F. Hanauer is qualified to serve as a director by reason of his extensive experience in real estate and investment management.
Other Key Officers
Ms. Sandra G. Sciutto. Ms. Sciutto, age 61, has served as our Senior Vice President and Chief Accounting Officer since July 2018 and brings 33 years of real estate experience to our Company. Ms. Sciutto has also served as Senior Vice President and Chief Accounting Officer for BRIX REIT, Inc. since July 2018 and served as Senior Vice President and Chief Accounting Officer for REIT I from July 2018 until December 2019 and as an independent director of BRIX REIT, Inc. from April 2018 until July 2018. From October 2016 to June 2018, Ms. Sciutto served as Chief Financial Officer for Professional Real Estate Services Inc., a privately held, full-service commercial real estate investment and operating company based in Orange County, California. From November 2012 to April 2016, Ms. Sciutto served as Chief Financial Officer and investment committee member for Shopoff Realty Investments, L.P., a real estate developer and real estate fund sponsor. From 1998 to 2012, Ms. Sciutto served as Chief Financial Officer of California Coastal Communities, Inc. (“CALC”). From 1993 until 1998, Ms. Sciutto was the Controller of CALC and its predecessor companies Koll Real Estate Group, Inc. and The Bolsa Chica Company. Ms. Sciutto also has five years of experience as a certified public accountant with the accounting firm of KPMG LLP and is a licensed CPA (inactive) in the state of California. Ms. Sciutto received her Bachelor of Science in Business Administration with a concentration in Accounting from Cal Poly State University, San Luis Obispo in 1982.
Mr. William R. Broms. Mr. Broms, age 42, has served as our Chief Investment Officer since September 2020 and brings 20 years of real estate experience to our Company. Mr. Broms previously served as our Senior Managing Director - Acquisitions from March 2018 until September 2020. Mr. Broms has also served as the Chief Executive Officer and President of BRIX REIT, Inc. since October 2019. From February 2014 until March 2018, Mr. Broms founded and led Realty Dividend, LLC, an investment firm that developed net-lease assets and invested in single and multi-family properties. From August 2010 to February 2014, Mr. Broms served as Senior Director of Acquisitions at Cole Real Estate Investments, Inc., a publicly traded REIT acquiring net-lease real estate investments, where he directed the investment of sale-leaseback capital for leveraged buyouts and recapitalizations to corporations and private equity sponsors. From February 2007 to August 2010, Mr. Broms served as Director of Acquisitions at Realty Income Corporation, a S&P 500 publicly traded net-lease REIT. Prior to February 2007, Mr. Broms served in various roles that included corporate finance, mineral acquisitions, and construction. Mr. Broms holds a Bachelor of Science in Finance from the Geis College of Business at the University of Illinois and an MBA from Regis University in Denver, Colorado.
Mr. David Collins. Mr. Collins, age 69, has served as our Chief Property Officer since September 2020 and brings 35 years of real estate experience to our Company, where he previously provided consulting advice from February 2019 to September 2020. Mr. Collins was a Principal and Consultant with DFX Ventures, LLC from April 2018 to September 2020. He served as Executive Vice President, Portfolio Management for InvenTrust Properties Corp. from November 2014 to March 2018, Senior Vice President, Asset/ Property Management for VEREIT, Inc. from August 2010 to October 2014 and Senior Vice President, Asset Management for Carlyle Development Group from April 2006 to January 2009. Mr. Collins earned a Bachelor of Science in Accounting from Arizona State University and an MBA from the University of Arizona, Eller College of Management.
Mr. Mitchell Germain. Mr. Germain, age 49, has served as our Chief Capital Officer since September 2020 and brings 20 years of real estate experience, including 16 years as a REIT sell-side analyst and capital markets executive, to our Company. Mr. Germain served as a Managing Director of JMP Securities from July 2009 to January 2020, VP – Equity Research REITS for Bank of America from 2006 to April 2009, Equity Research – REITs for RBC Capital Markets from 2005 to 2006, Equity Research – REITS for UBS from 2004 to 2005, Principal with SunDance Advisors from 1999 to 2004, Finance Manager with JP Morgan Asset Management from 1997 to 1999 and an analyst with ING Clarion from 1995 to 1997. Mr. Germain earned a Bachelor of Science in Accounting from Boston University.
Mr. John Raney. Mr. Raney, age 40, has served as our Chief Legal Officer and General Counsel since September 2020 and as the Chief Legal Officer and General Counsel of Modiv Acquisition Corp. since January 2021. He brings over 12 years of legal, mergers and acquisitions, and capital markets experience to our Company. Mr. Raney was a Partner with Massumi & Consoli LLP from June 2018 to May 2020, and a Partner with Acceleron Law Group, LLP from June 2020 to September 2020. While at Massumi & Consoli LLP and Acceleron Law Group LLP, Mr. Raney represented private equity firms and venture capital firms in mergers and acquisitions and venture financings. From May 2015 to June 2018, Mr. Raney was Counsel at O’Melveny & Meyers LLP, and from October 2008 to April 2015, he was an Associate with Latham & Watkins LLP. While at O’Melveny & Myers LLP and Latham & Watkins LLP, Mr. Raney represented public and private companies on mergers and acquisitions, corporate finance and general corporate matters. Mr. Raney earned his B.A. in Philosophy at Boston College and his J.D. from the University of California, Los Angeles – School of Law.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics is posted in the Documents - Corporate Governance section of our website at www.modiv.com. To the extent required by SEC rules, we intend to promptly disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in the Documents - Corporate Governance section of our website.
Compensation of Executive Officers
This discussion outlines our executive compensation policies and decisions as they relate to the Company’s named executive officers. The named executive officers for 2020 were Aaron S. Halfacre, our Chief Executive Officer and President, and Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer.
Prior to December 31, 2019, we did not employ our executive officers, and our executive officers did not receive compensation directly from us for services rendered to us. Our executive officers were officers and/or employees of, and in some cases held an ownership interest in our former sponsor, and our executive officers were compensated by our former sponsor, in part, for their services to us.
As a result of our acquisition of the business of our former sponsor and internalization of management (the “Self-Management Transaction”) which closed on December 31, 2019, starting January 1, 2020, our executive officers are employed with us and receive compensation directly from us for services rendered. Messrs. Halfacre and Pacini received annual salaries of $112,077 and $275,000, respectively, during 2020 after Mr. Halfacre deferred his 2020 cash compensation after May 31, 2020. On January 25, 2021, the compensation committee of our Board of Directors recommended, and our Board of Directors approved, the grant of 120,000 restricted units of Class R limited partnership interest (the “Class R OP Units”) in Modiv Operating Partnership, LP, our operating partnership (the “Operating Partnership”) to Mr. Halfacre for his 2020 compensation and 512,000 Class R OP Units as equity incentive compensation for the next three years, along with granting Mr. Pacini 100,000 Class R OP Units as equity incentive compensation for the next three years and a cash bonus of $175,000 for 2020 which was paid during the first quarter of 2021. The Class R OP Units vest on March 31, 2024 and are then convertible into units of Class C limited partnership interest in the Operating Partnership (“Class C OP Units”) at a conversion ratio of 1:1, which conversion ratio can increase to 1:2.5 Class C OP Units if the Company generates funds from operations of $1.05, or more, per weighted average fully-diluted share outstanding for the year ending December 31, 2023. As a result of the Company’s 1:3 reverse stock split on February 1, 2021, Mr. Halfacre’s and Mr. Pacini’s Class R OP Units were adjusted to 210,667 Class R OP Units and 33,333 Class R OP Units, respectively.
In connection with the Self-Management Transaction, on December 31, 2019, we entered into restricted units award agreements (each, an “Award Agreement”) with each of Messrs. Halfacre and Pacini regarding the grant of a number of units of Class P limited partnership interest in the Operating Partnership (the “Class P OP Units”). Mr. Halfacre was granted a total of 40,000 Class P OP Units and Mr. Pacini was granted a total of 16,029 Class P OP Units, of which 20,262 Class P OP Units and 9,449 Class P OP Units were issued to Messrs. Halfacre and Pacini, respectively, in connection with their entry into restrictive covenant agreements in consideration for the stock portion of their 2020 equity incentive compensation. Mr. Halfacre also purchased a total of 25,097 Class M limited partnership interest in the Operating Partnership (the “Class M OP Units”) from other investors during 2019 and 2020.
The Class P OP Units and Class R OP Units are intended to be treated as “profits interests” in the Operating Partnership, which are non-voting, non-dividend accruing, and are not able to be transferred or exchanged prior to the earlier of (1) March 31, 2024, (2) a change of control (as defined in the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended OP Agreement”)), or (3) the date of the employee’s involuntary termination without cause (as defined in the relevant Award Agreement) (collectively, the “Lockup Period”). Following the expiration of the Lockup Period, the Class P OP Units are convertible into Class C OP Units at a conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit (after adjustment for the 1:3 reverse stock split on February 1, 2021); provided, however, that the foregoing conversion ratio shall be subject to adjustment as provided in the Amended OP Agreement.
Summary Compensation Table
The following table sets forth information with respect to compensation earned by the Company’s named executive officers:
Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)(2)	Stock Awards ($) (1)(3)	Option Awards ($)	All Other Compensation ($)	Total ($)
Aaron S. Halfacre Chief Executive Officer and President	2020	112,077	—	1,549,170	—	—	1,661,247

Raymond J. Pacini Executive Vice President, Chief Financial Officer, Secretary and Treasurer	2020	275,000	175,000	330,715	—	—	780,715
(1)
Mr. Halfacre elected to receive the balance of his 2020 salary and bonus in 40,000 restricted Class R OP Units, which had a value of $21.00 per share on the January 25, 2021 grant date, adjusted for our 1:3 reverse stock split on February 1, 2021. The restricted Class R OP Units will vest on the earlier of (i) March 31, 2024; (ii) a change of control of our Company (as defined in the Amended OP Agreement); or (iii) the date of Mr. Halfacre’s involuntary termination without cause (as defined in Mr. Halfacre’s Award Agreement).

(2)	Mr. Pacini’s cash bonus for 2020 was paid during February 2021.
(3)	Stock awards include 20,262 Class P OP Units and 9,449 Class P OP Units issued to Messrs. Halfacre and Pacini, respectively, on

December 31, 2019 in connection with their entry into restrictive covenant agreements in consideration for the stock portion of their 2020 equity incentive compensation. These units are each convertible into 1.6667 Class C OP Units in the Operating Partnership and are valued at $21.00 per share as of December 31, 2020, adjusted for our 1:3 reverse stock split on February 1, 2021. The restricted Class P OP Units will vest on the earlier of (i) March 31, 2024; (ii) a change of control of our Company (as defined in the Amended OP Agreement); or (iii) the date of an involuntary termination without cause (as defined in the Award Agreement). Mr. Halfacre’s stock awards also include the Class R OP Units described in footnote (1) above.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2020, adjusted for our 1:3 reverse stock split on February 1, 2021.
	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1)
Aaron S. Halfacre	40,000	$2,520,000
Raymond J. Pacini	16,029	$1,009,827
(1)
After adjustment for the 1:3 reverse stock split on February 1, 2021, the Class P OP Units listed above are convertible into 1.6667 Class C OP Units in the Operating Partnership, with a potential increase to a maximum of 3 Class C OP Units in the Operating Partnership if the Company achieves specified performance hurdles. The market value above assumes that the Company achieves the performance hurdles for assets under management of $1.551 billion and adjusted funds from operations (“AFFO”) of $2.10 per share for the year ending December 31, 2023 which would result in the maximum conversion ratio of 3 Class C OP Units for each Class P OP Unit. The Class C OP Units are exchangeable for cash or shares of Class C common stock on a 1-for-1 basis, as determined by the Company.

Compensation of Independent Directors
During 2020, each of our non-officer directors was compensated as follows: (i) annual retainer of $25,000 (paid in quarterly installments) payable in cash or, upon election by such director, in shares of Class C common stock; (ii) an annual stock grant of $50,000 (paid in quarterly installments) payable in shares of our Class C common stock; (iii) an annual fee of $10,000 to the lead independent director payable in shares of our Class C common stock; and (iv) annual committee chair fees of $10,000 for each of the chairs of the audit and compensation committees, payable in shares of our Class C common stock. The shares issued to directors are restricted securities issued in private transactions in reliance on an exemption from registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2) thereof, and the Company has not agreed to file a registration statement with respect to registration of the shares to the directors. The directors will be able to resell their shares to us pursuant to our share repurchase plan. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director is also one of our officers, we do not pay any compensation for services rendered as a director.
Non-Officer Director Compensation
The following table sets forth information with respect to compensation earned by or awarded to each non-officer director who served on the Board during the fiscal year ended December 31, 2020:
Name	Fees earned or paid in cash ($)	Stock awards ($)	All other compensation ($)	Total ($)
Raymond E. Wirta	—	—	—	—
Adam S. Markman	12,500	62,500	—	75,000
Curtis B. McWilliams	6,250	78,750	—	85,000
Thomas H. Nolan, Jr.	12,500	72,500	—	85,000
Jeffrey Randolph	12,500	72,500	—	85,000
Joe F. Hanauer	6,250	68,750	—	75,000

STOCK OWNERSHIP
As of March 31, 2021, there is no person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class C or Class S common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days. The following table shows, as of March 31, 2021, the amount of our Class C common stock beneficially owned (unless otherwise indicated) after adjusting for the 1:3 reverse stock split effective February 1, 2021 by (1) each of our directors and executive officers; and (2) all of our directors and executive officers as a group. None of our directors or executive officers owns any shares of our Class S common stock.
Name(1)	Class C Shares Beneficially Owned	Class M OP Units and Class P OP Units(2)	Class R OP Units(3)	Percent of Class C Shares (4)	Class S Shares Beneficially Owned	Percent of Common Stock(5)
Aaron S. Halfacre(6)	8,237	65,097	210,667	3.6%	—	3.6%
Raymond E. Wirta	54,499	191,922	—	4.1%	—	4.1%
Raymond J. Pacini(6)	333	16,029	33,333	*	—	*
Joe F. Hanauer	3,775	7,461	—	*	—	*
Adam S. Markman	6,534	—	—	*	—	*
Curtis B. McWilliams	7,753	—	—	*	—	*
Thomas H. Nolan, Jr	7,180	—	—	*	—	*
Jeffrey Randolph	13,991	—	—	*	—	*
All directors and executive officers as a group (8 persons)	102,302	280,509	244,000	9.0%	—	8.9%
*	Less than 1% of the outstanding Class C or Class S common stock (as applicable) and none of the shares is pledged as security.
(1)	The address of each named beneficial owner is 120 Newport Center Drive, Newport Beach, CA 92660.
(2)
After adjustment for the 1:3 reverse stock split on February 1, 2021, Class M OP Units and Class P OP Units are each convertible into 1.6667 Class C OP Units in the Operating Partnership, subject to certain adjustments.

(3)
On January 25, 2021, Mr. Halfacre and Mr. Pacini were granted 210,667 and 33,333 Class R OP Units in the Operating Partnership, respectively, which reflect adjustment for the 1:3 reverse stock split on February 1, 2021, and which will vest on March 31, 2024, or upon change of control of our Company or involuntary termination without cause, as defined in the Amended OP Agreement. Upon vesting, each Class R OP Unit is convertible into 1.0 Class C OP Unit in the Operating Partnership, subject to certain adjustments including an increase in the conversion ratio to 1:2.5 Class C OP Units if the Company achieves funds from operations of $1.05 per share for the year ending December 31, 2023. The Class C OP Units are exchangeable for cash or shares of Class C common stock on a 1-for-1 basis, as determined by the Company.

(4)
Based on 9,074,174 fully diluted shares of Class C common stock outstanding which includes 7,524,210 shares of Class C common stock outstanding on March 31, 2021 after adjustment for the 1:3 reverse stock split on February 1, 2021, plus 1,189,964 Class M OP Units and Class P Units at a conversion ratio of 1:1.6667 and 360,000 Class R OP Units at a conversion ratio of 1:1.

(5)
Based on 9,137,275 fully diluted shares of common stock (Class C and Class S) outstanding which includes 7,587,311 shares of common stock (Class C and Class S) outstanding on March 31, 2021 after adjustment for the 1:3 reverse stock split on February 1, 2021, plus 1,189,964 Class M OP Units and Class P OP Units at a conversion ratio of 1:1.6667 and 360,000 Class R OP Units at a conversion ratio of 1:1.

(6)
On December 31, 2019, Mr. Halfacre and Mr. Pacini were granted 40,000 and 16,029 Class P OP Units in the Operating Partnership, respectively, which will vest on March 31, 2024, or upon change of control of our Company or involuntary termination without cause, as defined in the Amended OP Agreement. Upon vesting, each Class P OP Unit is convertible into 1.6667 Class C OP Units in the Operating Partnership, after reflecting adjustment for the 1:3 reverse stock split on February 1, 2021 and subject to certain adjustments. The Class C OP Units are exchangeable for cash or shares of Class C common stock on a 1-for-1 basis, as determined by the Company.

PROPOSAL 1. ELECTION OF DIRECTORS
At the Annual Meeting, you and the other stockholders will vote on the election of seven persons to the Board of Directors. Those persons elected will serve as directors until the 2022 annual meeting and until their successors are elected and qualified. The Board of Directors has nominated the individuals listed below, who are each currently serving as a director of the Company, for re-election as directors:
Aaron S. Halfacre
Joe Hanauer
Adam Markman
Curtis McWilliams
Thomas Nolan, Jr.
Jeffrey Randolph
Raymond E. Wirta
Each of the director nominees has consented to be named in this Proxy Statement and to serve as a director if elected. Detailed information about each of our director nominees, including biographical summaries of their experience and qualifications, can be found in this Proxy Statement under “Certain Information About Management—Executive Officers and Directors” and “Stock Ownership” above.
Vote Required
Under our charter and bylaws, the holders of a majority of the shares of Class C common stock and Class S common stock entitled to vote who are present virtually or by proxy at a meeting of stockholders at which a quorum is present is required for the election of the directors. This means that, of the shares of Class C and Class S common stock present virtually or by proxy at the Annual Meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the Board. Abstentions will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he will continue to serve as a “holdover” director until his successor is elected and qualified.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling for good cause to serve as a director at the time of the Annual Meeting, the Board may reduce its size or nominate a substitute. If a substitute is nominated, proxies voting on the original nominee will be cast for the substituted nominee. Our Board of Directors has no reason to believe that any of its director nominees for election at the Annual Meeting will be unable or unwilling to serve if elected as a director.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line, or 1-888-777-2059 Monday through Friday 9:00 a.m. until 9:00 p.m. to reach a toll-free, live operator line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED FOR RE-ELECTION AS DIRECTORS.

PROPOSAL 2. APPROVAL OF MODIV CHARTER AMENDMENTS
At the Annual Meeting, you and the other stockholders will vote on approval of the following proposed amendments to our charter, as more fully discussed below:
A.	removal or revision of certain limitations required by the NASAA REIT Guidelines and revisions to make other conforming and ministerial changes;
B.	revisions in order to bring our charter more in line with those of publicly-listed companies;
C.	revisions to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder; and
D.	revisions to permit redemptions of accounts with de minimis holdings.
Introduction
Our Board of Directors declared an amendment and restatement of our charter advisable on March 25, 2021. Our Board of Directors directed that proposals to amend and restate the charter be submitted for stockholder consideration at the Annual Meeting. Please see the Restated Articles attached hereto as Exhibit A and which have been marked to show the proposed changes from our existing charter as Exhibit B. The descriptions set forth in Proposals 2.A through 2.D collectively summarize the amendments to our charter that our Board of Directors approved in the Restated Articles, each of which is qualified in its entirety by reference to Exhibit A, which you should read in its entirety. If all of the proposals are approved and the Restated Articles take effect, our Board of Directors will amend our bylaws to eliminate inconsistencies resulting from the proposed amendments and to make certain other changes to our bylaws.
As noted above, our charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. Our charter was designed to be consistent with the charters of other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our public offering of non-listed securities. More specifically, as a condition to selling our common stock in certain jurisdictions, certain state securities administrators required us to include in our charter provisions consistent with those stated in the NASAA REIT Guidelines. We are no longer engaged in this type of public offering and we do not intend to raise capital publicly as an unlisted company in the future. Therefore, it is no longer necessary that our charter conform to the requirements of the NASAA REIT Guidelines. We believe that the limitations included in our charter which derive from the NASAA REIT Guidelines, at a minimum, create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward.
In addition, we may determine at a point in the future to list our shares of common stock on a national securities exchange. Although we have no current intention of listing our shares of common stock on a national securities exchange, we believe that removing the NASAA-mandated provisions and amending and restating our charter in a manner that is more similar to those of publicly-traded REITs incorporated in Maryland will facilitate a listing in the event that we determine that listing our shares of common stock would be in the best interests of the Company and our stockholders.
Summary Reasons for Proposed Charter Amendments
Our Board of Directors believes that it would be in the best interest of the Company to amend and restate our charter for the following reasons:
•
We became a self-managed company effective December 31, 2019 and the Restated Articles remove provisions regarding our relationship with our former advisor, which provisions became irrelevant upon becoming self-managed.

•
We do not intend to raise capital publicly as an unlisted company in the future and therefore, our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The Restated Articles remove the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•	We want to bring our charter more in line with those of publicly-listed companies, including providing that directors may be removed only for cause.
•
We want to add a provision giving us the ability to pay a 13th dividend on our common stock, following completion of our fiscal year based on the number of days a stockholder of the Company held his, her or its shares of common stock during such year, provided such stockholder continues to hold the shares on the record date for the payment of the 13th dividend.

•
We want to add a provision permitting us to redeem outstanding shares of common stock from a stockholder if the aggregate net asset value of all shares of common stock held by such stockholder is $1,000 or less, as such accounts are generally not economically viable for us to maintain.

Principal Changes
The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the three proposals to amend and restate our charter. These summary descriptions are qualified in their entirety by the complete text of the Restated Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our charter if the proposals are approved by our stockholders.
If each of Proposals 2.A, 2.B, 2.C and 2.D are approved by our stockholders, we will file the Restated Articles, in the form attached as Exhibit A to this Proxy Statement, with the SDAT, and the Restated Articles will become effective upon acceptance for record by the SDAT of the Restated Articles. If approved, we plan to file the Restated Articles immediately following the stockholder vote on the proposed amendment and restatement.
If less than all of the proposals are approved, our charter will be amended and restated to reflect only those amendments which have been approved by our stockholders. Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to any of the proposals under Proposal 2. Accordingly, to the extent that you object to any or all of the proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
PROPOSAL 2.A—Amendments to Remove Limitations Imposed by the NASAA REIT Guidelines
As discussed above, our Board of Directors believes that it would be in our best interest to amend and restate our charter to, among other things, eliminate the NASAA REIT Guidelines limitations imposed by state securities administrators in connection with our initial public offering for the following reasons:
1.
We became a self-managed company effective December 31, 2019 and the Restated Articles remove provisions regarding our relationship with our former advisor, which provisions became irrelevant upon our becoming self-managed.

2.	We terminated our registered public offering on January 27, 2021.
3.
We do not intend to raise capital publicly as an unlisted company in the future and thus our charter need not include NASAA-mandated provisions. In addition, as noted above, we may at some point in the future determine to list our shares of common stock on a national securities exchange. The Restated Articles remove the NASAA-mandated provisions, which are not typically set forth in the charters of listed REITs and which could otherwise negatively impact our ability to pursue a listing that we deem to be advantageous by placing us at a competitive disadvantage with other listed REITs.

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the removal of various NASAA-mandated limitations, and is qualified in its entirety by the complete text of the Restated Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B.
Provisions Regarding Our Former Advisor and its Affiliates
Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and our former advisor and its affiliates. Among other things, these provisions limit the term of our Advisory Agreement to no more than one year, require the

Advisory Agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise our former advisor, and limit the amount of fees we may pay and expenses we can reimburse to our former advisor. The Restated Articles remove these provisions because they became inapplicable upon our becoming self-managed and are inconsistent with charters of publicly-traded REITs.
In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, our former advisor, our former sponsor, directors or officers or any of their respective affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by a majority of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions, including certain mortgage loans, unimproved property, joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with our former advisor and its affiliates. The Restated Articles remove these limitations because they became inapplicable, at least with respect to our former advisor, our former sponsor and their affiliates, upon our becoming self-managed and are inconsistent with charters of listed REITs. Additionally, Maryland law includes provisions related to our ability to engage in related-party transactions. Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is not voidable so long as the transaction is approved by a majority of our disinterested directors or disinterested stockholders or the transaction is fair and reasonable to us. Our Board of Directors does not believe that the removal of these limitations related to our former advisor, our former sponsor and their affiliates will have an adverse effect on us because of the protections otherwise afforded by Maryland law. This change will enable us to have a charter appropriate for a self-managed listed company.
Provisions Regarding Investor Suitability
Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. The Restated Articles remove the requirements in Section 7.13 of Article 7 of our current charter that stockholders meet certain suitability criteria regarding suitability and minimum investment of stockholders. Furthermore, the removal of these provisions eliminates the requirement that our former sponsor or anyone selling shares on our behalf make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.
Provision Regarding Distribution Reinvestment Plans
Consistent with the NASAA REIT Guidelines, our current charter contains provisions related to our distribution reinvestment plan that established disclosure of material information, including tax consequences of reinvesting distributions, and withdrawal rights of participating stockholders. These provisions are not consistent with the charters of publicly-traded REITs. The Restated Articles delete Section 7.5 of Article 7 of our current charter that relate to a distribution reinvestment plan.
Provision Regarding Share Repurchase Plans
Consistent with the NASAA REIT Guidelines, our current charter contains provisions related to share repurchase plans that limit the types of plans our Board of Directors may establish and prohibit our former advisor, our former sponsor, directors or their affiliates from receiving a fee on the repurchase of shares by us. These provisions are not consistent with the charters of publicly-traded REITs. The Restated Articles delete Section 7.6 of Article 7 of our current charter that relate to a share repurchase plan.
Provisions Regarding Directors
In accordance with the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which relate to the number and independence of directors; the term and experience of directors; the committees of the Board of Directors; the fiduciary obligations of the Board of Directors; and approval of certain matters by the independent directors. Additional information is provided below.

Number and Independence of Directors. The Restated Articles delete the requirement that our Board of Directors be comprised of at least three directors. This is a NASAA REIT Guidelines provision and under the MGCL, our Board of Directors may be comprised of as few as one director. The Restated Articles will no longer require that a majority of our Board of Directors be composed of independent directors; however, our Board of Directors is currently comprised of a majority of directors who qualify as independent and we expect that our Board of Directors will continue to consist of a majority of independent directors. We currently evaluate the independence of our directors under both our current charter definition (as required by the NASAA REIT Guidelines) and the New York Stock Exchange standards. All of our current independent directors meet the New York Stock Exchange standards for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our Board of Directors.
Term and Experience of Directors. The Restated Articles delete the NASAA REIT Guidelines requirement in Section 5.1.3 of Article 5 of our current charter that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, as this provision is redundant of the default provisions of the MGCL relating to the term of directors. In addition, the Restated Articles delete the NASAA REIT Guidelines requirements in Section 5.1.2 of Article 5 of our current charter that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one independent director have at least three years of relevant real estate experience. This NASAA-mandated provision is more restrictive than what is required under the MGCL and any national exchange.
Committees. The Restated Articles delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirement is more stringent than national securities exchange rules and the MGCL with respect to committee composition.
Fiduciary Obligations. The Restated Articles also delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a statutory duty to act in good faith, with a reasonable belief that his or her action is in the Company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to establish multiple standards governing the duties of directors under Maryland law.
Approval of Independent Directors. The Restated Articles delete the NASAA REIT Guidelines requirement that certain matters be approved by the independent directors, which is more restrictive than requirements under Maryland law, in order to provide the customary flexibility available to other REITs.
Provisions Regarding Investment Objectives and Limitations
Investment Objectives. Article 8 of our current charter contains a number of limitations and restrictions from the NASAA REIT Guidelines on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities). Our Board of Directors believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no current intention of pursuing any of the investments currently limited by Article 8, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT. Nevertheless, the proposed Restated Articles increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.
Indebtedness. Article 8 of our current charter also limits our ability to incur indebtedness, consistent with the NASAA REIT Guidelines. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our “net assets” unless a majority of the independent members of the Board of Directors approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this amount, if the Restated Articles are approved, this charter restriction on our borrowings will be removed. Therefore, we could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest. Furthermore, our Board of Directors has established maximum leverage of 55% of the aggregate value of our tangible assets.
Issuance of Certain Securities. Article 8 of our current charter limits our ability to issue certain securities, consistent with the NASAA REIT Guidelines, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; options or warrants to purchase our capital stock to our former advisor, our former sponsor, director or any affiliate thereof that have different terms as options or warrants sold to the general public; and redeemable equity securities. If the Restated Articles are approved, these restrictions will be removed and we will be able to issue the securities described above. Our Board of Directors recommends this change because it removes limitations on issuances of securities that our Board of Directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued redeemable equity securities, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter. The Restated Articles also delete the requirement that the voting rights per share of stock (other than any publicly held share) sold in a private offering may not exceed the voting rights which bear the same relationship to the voting rights of a publicly held share of stock as the consideration paid to the Company for each privately offered share bears to the book value of each outstanding publicly held share, which is another NASAA REIT Guidelines provision that could prevent us from issuing stock in a private offering that our Board of Directors could determine to be in our best interest.
Provisions Regarding Roll-Up Transactions
In accordance with the NASAA REIT Guidelines, Section 8.9 of Article 8 of our current charter contains procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). In addition, the Company is prohibited from participating in any roll-up transaction in which certain stockholders’ rights in the roll-up entity such as voting and access to records are less than those currently provided to stockholders of the Company. Since the time that the NASAA REIT Guidelines were promulgated, federal securities laws have been amended to accord stockholders similar rights in a roll-up transaction that are accorded by our current charter. The Restated Articles delete this provision in its entirety. If the Restated Articles are approved, stockholders will continue to have similar rights to approve or participate in a roll-up transaction, but this deletion may increase our flexibility to enter into a roll-up transaction that our Board of Directors determines to be in our best interest and that is approved by our stockholders.
Provisions Regarding Stockholders and Stockholder Voting
Stockholder Meetings. The Restated Articles provide for the removal of the NASAA REIT Guidelines requirements in Section 10.1 of Article 10 of our current charter that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, (b) a director receive the affirmative vote of a majority of the shares entitled to vote who are present in order to be elected, as the MGCL requires only a plurality of the votes cast, and (c) a special meeting of stockholders be called upon request of the holders of at least 10 percent of the outstanding shares entitled to vote (under the MGCL, the percentage required to call a meeting can be and for exchange-listed REITs often is as high as a majority). In addition, the provisions relating to notice of stockholder meetings and quorum at such meetings are deleted as these provisions are typically included in a Company’s bylaws and will be included in our bylaws if the Restated Articles are approved.
Voting Limitations. The Restated Articles provide for the removal of the NASAA REIT Guidelines restrictions in Section 10.3 of Article 10 of our current charter on voting of common stock by directors, our former advisor and their affiliates, regarding the removal of any of them or a transaction between the Company and any of them, as these are not customary restrictions in listed company charters.
Right of Inspection and Access to Stockholder List. The Restated Articles delete provisions relating to our stockholders’ ability to inspect the Company’s records and access its stockholder list. The provisions currently in our charter were included to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of other Maryland corporations, which generally rely on Maryland law to govern access to a stockholder list. If approved, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those currently included in our charter.
Reports. The Restated Articles delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The MGCL already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.
Provisions Regarding Indemnification of Officers and Directors
Consistent with the NASAA REIT Guidelines, Section 5.6 of Article 5 of our current charter includes many restrictions on exculpation and indemnification that are not contained in the MGCL, including restrictions on exculpation and indemnification of officers and affiliated directors whose liability was the result of negligence or misconduct and independent directors whose liability was the result of gross negligence or willful misconduct. The advancement of litigation-related expenses to directors and officers is also significantly restricted under Section 5.6.4 of Article 5 of our current charter. Under the MGCL, a Maryland corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, Section 2-418 of the MGCL generally permits a Maryland corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Finally, Section 2-418 of the MGCL provides that a Maryland corporation may pay or reimburse reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the corporation of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.
In order to conform our charter more closely with those of listed REITs, and to compete for, retain and recruit qualified and experienced officers and directors, we recommend amending Article 5 of the charter to provide directors and officers the maximum exculpation, indemnification and advancement of expenses permitted under Maryland law.
Conforming Changes and Other Ministerial Modifications
The Restated Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.
Summary of Specific Changes
Listed below, in summary form, are the specific changes that will be made to our current charter if proposal 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.
•	Deletion of definitions in Article 3 that are no longer applicable as a result of the removal of certain provisions in the Restated Articles.

•	Deletion of language in Section 5.1.1 requiring the majority of the members of the Board of Directors to be independent directors and that there be a minimum of three directors.
•	Deletion of Section 5.1.2 regarding the required experience of directors.
•	Deletion of Section 5.1.3 regarding the term of directors.
•	Deletion of Section 5.1.4 regarding the required composition of committees of the Board of Directors.
•	Deletion of Section 5.2 to eliminate the requirement that independent directors only may nominate replacements for vacancies among the independent director positions.
•	Deletion of language in Section 5.6 regarding liability limitation and indemnification.
•	Deletion of language in Section 5.7 regarding Board determinations.
•	Deletion of Section 5.10.1 regarding the ratification of the charter by the Board of Directors.
•	Deletion of Section 5.10.2 requiring the Board of Directors to establish written investment policies.
•	Deletion of Section 5.10.3 regarding the matters which must be approved by a majority of the independent directors.
•	Deletion of Section 5.10.4 regarding the evaluation, term, termination and criteria for advisory contracts the Board of Directors may enter into with external advisors.
•	Deletion of Section 5.11 regarding the directors’ fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and our former advisor.
•	Deletion of Article 6 in its entirety regarding our fees, compensation and expenses.
•	Deletion of Section 7.1.2 requiring a majority of the independent directors to approve the issuance of shares of preferred stock.
•	Deletion of Section 7.5 regarding the Board of Directors’ ability to establish a dividend reinvestment plan.
•	Deletion of Section 7.6 regarding the Board of Directors’ ability to establish a share repurchase plan.
•	Deletion of Section 7.8 requiring the Board of Directors to manage all money and property received for the issuance of shares for the benefit of the stockholders.
•	Deletion of Sections 7.9 and 7.10 regarding the Company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.
•	Deletion of Section 7.11.1 regarding a stockholder’s right to inspect the books and records of the Company.
•	Deletion of Section 7.11.2 regarding a stockholder’s ability to access the stockholders list.
•	Deletion of the last sentence of Section 7.12 regarding the prohibition to make distributions in kind.
•	Deletion of Section 7.13 regarding suitability and minimum investment of stockholders.
•
Deletion of Article 8 in its entirety regarding (i) conflicts of interest, including the following: sales and leases to the Company; sales and leases to our former sponsor, our former advisor, directors or affiliates; and other transactions; and (ii) the Company’s investment objectives and limitations, including the following: approval of acquisitions; limitations on sales to affiliates; limitations on joint ventures; limitations on other transactions involving affiliates; limitations on the repurchase of stock; limitations on loans; limitations on leverage; limitations on the issuance of options and warrants; limitations on investments in commodities contracts; limitations regarding mortgage loans; limitations on investments in unimproved real property; limitations on issuances of securities; and limitations on roll-up transactions.

•
Deletion of Section 10.1 regarding requirements for meetings of stockholders, including the requirement to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at the special meeting.

•	Deletion of Section 10.2 regarding the voting rights of stockholders.
•	Deletion of Section 10.3 regarding voting limitations on shares held by our former advisor, directors and affiliates.
•	Deletion of Section 10.4 regarding the process of making tender offers.
•	Elimination of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify our former advisor or advance defense expenses to our former advisor.
•	Expansion of the Company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.
•	Expansion of the Company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.
Vote Required
Amendments to our charter are approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, if a quorum is present. Votes are cast either virtually or by proxy. Any shares not voted (whether by abstention, IRA custodian non-vote, or otherwise) will have the same effect as a vote against this proposal.
Recommendation
A properly executed proxy marked “FOR” Proposal 2.A will be considered a vote in favor of the proposed amendment and restatement of our charter regarding the removal or revision of limitations imposed by the NASAA REIT Guidelines. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our charter regarding the removal or revision of limitations imposed by the NASAA REIT Guidelines.
Our Board of Directors unanimously recommends a vote “FOR” Proposal 2.A.
PROPOSAL 2.B—Amendments to Bring our Charter More in Line with Those of Publicly-Listed Companies
Cause Requirement for Director Removal
As permitted by the MGCL and consistent with the charters of many exchange-traded REITs, the proposed Restated Articles provide that a director may be removed only for cause, which means, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to us through bad faith or active and deliberate dishonesty.
The summary description above is qualified in its entirety by the complete text of the Restated Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B.
Summary of Specific Changes
Addition of cause requirement in Section 5.9 for director removal.
Vote Required
Amendments to our charter are approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, if a quorum is present. Votes are cast either virtually or by proxy. Any shares not voted (whether by abstention, IRA custodian non-vote, or otherwise) will have the same effect as a vote against this proposal.
Recommendation
A properly executed proxy marked “FOR” Proposal 2.B will be considered a vote in favor of the proposed amendment and restatement of our charter to make revisions to bring our charter more in line with those of publicly-listed companies. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our charter to bring our charter more in line with those of publicly-listed companies.

Our Board of Directors unanimously recommends a vote “FOR” Proposal 2.B.
PROPOSAL 2.C—Amendment to Permit a 13th Dividend Based on the Number of Days Shares Have Been Held by the Stockholder
We plan to pay a 13th dividend if our AFFO exceeds 100% of distributions declared for the year ending December 31, 2021 and each year thereafter. For example, any 13th dividend for the year ending December 31, 2021 would be authorized by our Board of Directors and declared by us during January 2022 and would be based on the outstanding shares held by stockholders on the declaration date using the following formula: (i) the daily amount of the 13th dividend divided by 365 days (ii) multiplied by the number of days such shares were held by such stockholder from January 1, 2021 through December 31, 2021. Stockholders will only be eligible for any 13th dividend declared by the Board of Directors if they hold such shares on the record date for the 13th dividend. The proposed amendment permits the authorization and payment of the 13th dividend in accordance with the requirements of the MGCL. The payment of any such distribution will be at the discretion of our Board of Directors and will depend on, among other things, our results of operations, cash flow from operations, financial condition and capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, any debt service requirements, limitations under Maryland law and any other factors our Board of Directors deem relevant. Accordingly, we cannot guarantee that we will be able to make the 13th dividend or any distribution on our common stock.
Summary of Specific Change
Addition of language to authorize the payment of the 13th dividend in accordance with the requirements of the MGCL.
Vote Required
Amendments to our charter are approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, if a quorum is present. Votes are cast either virtually or by proxy. Any shares not voted (whether by abstention, IRA custodian non-vote, or otherwise) will have the same effect as a vote against this proposal.
Recommendation
A properly executed proxy marked “FOR” Proposal 2.C will be considered a vote in favor of the proposed amendment and restatement of our charter regarding the ability to pay a 13th dividend on our common stock based on the number of days a stockholder of the Company held his, her or its shares of common stock. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our charter regarding the ability to pay a 13th dividend on our common stock based on the number of days a stockholder of the Company held his, her or its shares of common stock.
Our Board of Directors unanimously recommends a vote “FOR” Proposal 2.C.
PROPOSAL 2.D—Amendment to Permit Redemptions of Stockholders with De Minimis Holdings
The proposed Restated Articles provide that we may redeem at net asset value all of the outstanding shares of common stock from a holder if the aggregate net asset value of all shares of common stock held by such stock is, as of the date of the redemption, $1,000 or less. The foregoing amendment permits the Company to sweep out accounts of investors with de minimis holdings that are not economically viable for us to maintain.
Summary of Specific Change
Addition of a provision permitting the Company to redeem at net asset value all of the outstanding shares of common stock from a holder if the aggregate net asset value of all shares of common stock held by such stockholder is, as of the date of the redemption, $1,000 or less.
Vote Required
Amendments to our charter are approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, if a quorum is present. Votes are cast either virtually or by proxy. Any shares not voted (whether by abstention, IRA custodian non-vote, or otherwise) will have the same effect as a vote against this proposal.

Recommendation
A properly executed proxy marked “FOR” Proposal 2.D will be considered a vote in favor of the proposed amendment and restatement of our charter regarding the redemption of de minimis holdings. A properly executed proxy marked “AGAINST” will be considered a vote against the proposed amendment and restatement of our charter regarding the redemption of de minimis holdings.
Our Board of Directors unanimously recommends a vote “FOR” Proposal 2.D.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line, or 1-888-777-2059 Monday through Friday 9:00 a.m. until 9:00 p.m. to reach a toll-free, live operator line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CHARTER AMENDMENTS AND THE AMENDMENT AND RESTATEMENT OF THE CHARTER AS SET FORTH IN THE REVISED ARTICLES.

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, you and the other stockholders will vote on the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021.
The audit committee has appointed Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021. Baker Tilly has served as our independent registered public accounting firm since November 1, 2020, when the audit practice of Squar Milner was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly, and will audit our financial statements for the year ending December 31, 2021. We expect that Baker Tilly representatives will not be present at the Annual Meeting and will not be available to respond to questions posed by stockholders. Additional information about Baker Tilly can be found in this Proxy Statement under “Certain Information About Management—The Audit Committee – Independent Registered Public Accounting Firm.”
Stockholder ratification of the appointment of Baker Tilly as our independent registered public accounting firm is not required. However, the Board is submitting the appointment of Baker Tilly to the stockholders for ratification as a matter of good corporate governance. Notwithstanding its appointment of Baker Tilly and even if Baker Tilly’s appointment is ratified by stockholders, the audit committee may select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Baker Tilly is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.
Vote Required
Under our bylaws, assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast on this proposal is required for the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2021.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line, or 1-888-777-2059 Monday through Friday 9:00 a.m. until 9:00 p.m. to reach a toll-free, live operator line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2021.

STOCKHOLDER PROPOSALS
Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials. A stockholder seeking to present a proposal of business or nominate a director for election to our Board at the 2022 annual meeting of stockholders but not intending for such proposal or nomination to be included in the proxy statement for the meeting must comply with the advance notice requirements set forth in our bylaws. Pursuant to our bylaws, we must receive timely notice of the nomination or other proposal in writing by not later than 5:00 p.m., Pacific Time, on December 23, 2021, nor earlier than November 23, 2021. However, in the event that the 2022 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2021 annual meeting of stockholders, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting or the 10th day following the date of the first public announcement of the meeting. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Section 2.8 of our bylaws.
Proposals for Inclusion in Proxy Materials. A stockholder seeking to have a proposal included in the proxy statement for our 2022 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Company’s Secretary at the Company’s principal executive offices by no later than December 23, 2021, unless the date of our 2022 annual meeting of stockholders is more than 30 days before or after June 30, 2022, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.
OTHER MATTERS
As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single set of Proxy Materials is delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, or if you and other stockholders sharing your address are receiving multiple sets of Proxy Materials and you would like to receive only a single copy in the future, please notify us directly if you are a stockholder of record by contacting us at:
MODIV INC.
120 Newport Center Drive
Newport Beach, California 92660
(888) 686-6348
We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

Exhibit A
MODIV INC.

ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Modiv Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE 1
NAME
The name of the corporation (the “Corporation”) is Modiv Inc.
ARTICLE 2
PURPOSES
The purposes for which the Corporation is formed are to engage in any lawful act or activity, including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or as any successor statute (the “Code”), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. As used herein, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.
ARTICLE 3
DEFINITIONS
3.1 Definitions. The following words and terms, when used in the Charter, shall have the following meanings, unless the context clearly indicates otherwise:
Aggregate Share Ownership Limit. 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.5.8 herein.
Beneficial Ownership. Ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board of Directors. The Board of Directors of the Corporation.
Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Bylaws. The Bylaws of the Corporation, as the same are in effect from time to time.
Charitable Beneficiary. One or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.5.10(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. Any trust provided for in Section 6.5.10.
Charitable Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as Trustee of the Charitable Trust.
Charter. The charter of the Corporation.
Class C Common Shares. Has the meaning as provided in Section 6.1.
Class S Common Shares. Has the meaning as provided in Section 6.1.
Code. Has the meaning as provided in Article 2.

Common Shares. Has the meaning as provided in Section 6.1.
Common Share Ownership Limit. 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.5.8.
Constructive Ownership. Ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Director(s). The member(s) of the Board of Directors.
Distributions. Any distributions (as such term is defined in Section 2-301 of the MGCL) by the Corporation to owners of Common Shares or Preferred Shares, including distributions that may constitute a return of capital for federal income tax purposes.
Excepted Holder. A Shareholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.5.7.
Excepted Holder Limit. Provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.5.7 and subject to adjustment pursuant to Section 6.5.7, the percentage limit established by the Board of Directors pursuant to Section 6.5.7.
Exchange Act. The Securities Exchange Act of 1934, as amended.
Market Price. On any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined by the Board of Directors.
MGCL. The Maryland General Corporation Law.
Net Asset Value Per Share of Class C Common Shares. The net asset value of the Corporation allocable to the Class C Common Shares, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class C Common Shares.
Net Asset Value Per Share of Class S Common Shares. The net asset value of the Corporation allocable to the Class S Common Shares, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class S Common Shares.
Non-Compliant Tender Offer. Has the meaning as provided in Section 6.7.
NYSE. The New York Stock Exchange.
Person. An individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Preferred Shares. Has the meaning as provided in Section 6.1.
Prohibited Owner. Shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.5, would Beneficially Own or Constructively Own Shares in violation of Section 6.5.1(a), and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.
Restriction Termination Date. The first day on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.
Shareholders. The holders of the Shares.
Shares. Shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.
Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
ARTICLE 4
PRINCIPAL OFFICE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o 245 W Chase St., Baltimore MD 21201. The name of the resident agent of the Corporation in the State of Maryland is Corp2000, Inc. and its address is 245 W Chase St., Baltimore MD 21201. The resident agent is a Maryland corporation.

ARTICLE 5
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS
OF THE CORPORATION AND OF THE SHAREHOLDERS AND DIRECTORS
5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation is currently seven (7), which number may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws, but in no event shall there be fewer than the minimum number required by the MGCL. The Corporation elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies. The names of the current Directors who shall serve until their successors are duly elected and qualify are:
Aaron S. Halfacre
Raymond E. Wirta
Adam Markman
Curtis B. McWilliams
Thomas H. Nolan, Jr.
Jeffrey Randolph
Joe F. Hanauer
5.2 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
5.3 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.1.3 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors and upon such terms and conditions as may be specified by the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
5.4 Liability Limitation and Indemnification.
5.4.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Corporation by reason of his being a Shareholder.
5.4.2 Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Shareholders for money damages. Neither the amendment nor repeal of this Section 5.4.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 5.4.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

5.4.3 Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided to a Director or officer hereby shall vest immediately upon election of such Director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board of Directors may take such action as is necessary to carry out this Section 5.4.3. Neither the amendment nor repeal of this Section 5.4.3, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Section 5.4.3, shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment, repeal or adoption. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
5.5 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: (a) the amount of the net income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any shares of any class or series of Shares) or of the Bylaws; (e) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; (f) the number of Shares of any class of the Corporation; (g) any matter relating to the acquisition, holding and disposition of any assets by the Corporation; (h) any interpretation of the terms and conditions of one or more agreements with any Person; or (i) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.
5.6 REIT Qualification. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 6.5 is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article 6.
5.7 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
5.8 Extraordinary Actions. Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
ARTICLE 6
STOCK
6.1 Authorized Shares. The Corporation has authority to issue 450,000,000 shares of stock, consisting of 400,000,000 shares of common stock, $0.001 par value per share (“Common Shares”), 300,000,000 of which are classified as Class C Common Shares (“Class C Common Shares”) and 100,000,000 of which are classified as Class S Common Shares (“Class S Common Shares”), and 50,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Shares”). The aggregate par value of all authorized shares of stock having par value is $450,000.00. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article 6, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Shareholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. Upon payment of consideration for and issuance of any shares of stock, such shares shall be non-assessable.
6.1.1 Common Shares.
(a) General. Subject to the provisions of this Article 6 and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote. The Board of Directors may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of stock.
(b) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
(c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, or any distribution of the assets of the Corporation, (a) the holder of each Class C Common Share shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the Shareholders, a liquidation payment equal to the Net Asset Value Per Share of Class C Common Share; and (b) the holder of each Class S Common Share shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the Shareholders, a liquidation payment equal to the Net Asset Value Per Share of Class S Common Share.
(d) Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, each holder of a Common Share shall vote together with the holders of all other Common Shares, as a single class on all actions to be taken by the holders of Common Shares, and the holders of Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders; provided, however, that with respect to any matter that would alter only the contract rights of a particular class of Common Shares, only the holders of such affected class of Common Shares shall have the right to vote on such matter.
(e) Conversion Upon Listing. In connection with the listing of a class of Common Shares for trading on a national securities exchange, each Share of any class of Common Shares that is not so listed shall automatically and without any action on the part of the holder thereof convert into a number of Shares of the listed class of Common Shares equal to a fraction, the numerator of which is the net asset value of the Corporation allocable to each Share of the applicable non-listed class of Common Shares and the denominator of which is the net asset value of the Corporation allocable to each Share of the listed class of Common Shares.
(f) Distributions/Redemption. Holders of the then outstanding Common Shares shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment thereof, dividends and other Distributions. Dividends and other Distributions shall be made with respect to the Class C Common Shares and Class S Common Shares at the same time.
(i) The dividends and other Distributions with respect to Class C Common Shares may vary from dividends and other distributions with respect to each other class of stock of the Corporation to reflect, among other things, differences among the net asset values per share of each such class or series and to such extent and for such purposes as the Board of Directors may deem appropriate. The dividends and other Distributions with respect to Class C Common Shares may vary among the holders of Class C Common Shares to account for differences in the fees and expenses that may be payable to selling agents with respect to such Class C Common Shares.
(ii) The dividends and other Distributions with respect to Class S Common Shares may vary from dividends and other distributions with respect to each other class of stock of the Corporation to reflect, among other things, differences among the net asset values per share of each such class or series and to such extent and for such purposes as the Board of Directors may deem appropriate. The dividends and other Distributions with respect to Class S Common Shares may vary among the holders of Class S Common Shares to account for differences in the fees and expenses that may be payable to selling agents with respect to such Class S Common Shares.
(iii) The Board of Directors may authorize and the Corporation may declare and pay an additional Distribution (an “Additional Distribution”) with respect to the Common Shares if the Corporation’s adjusted funds from operations exceeds 100% of Distributions declared during the fiscal year (the “Distribution Fiscal Year”). The Additional Distribution may vary among the holder of Common Shares as follows: The amount of Additional Distribution shall be based on the number of outstanding Common Shares held by the Shareholder on the record date for the payment of such Additional Distribution with the amount of the Additional Distribution payable with respect to each Common Share determined using the following formula: (i) the amount of the Additional Distribution divided by 365 days multiplied by (ii) the number of days such Common Share was held by such Shareholder during the Distribution Fiscal Year; provided further that Shareholders will be eligible for any Additional Distribution authorized by the Board of Directors only with respect to the Common Shares held by such Shareholder on the record date set by the Board of Directors for the payment of the Additional Distribution. The Board of Directors may authorize and the Corporation may declare and pay the Additional Distribution subsequent to the Distribution Fiscal Year.
(iv) The Board of Directors may cause the Corporation to redeem at net asset value all of the outstanding Common Shares from a holder if the aggregate net asset value of all Common Shares held by such Shareholder is, as of the date of the redemption, $1,000 or less. The price to be paid for the Common Shares redeemed pursuant to this Section 6.1.1(f), shall be the aggregate net asset value of the Common Shares at the close of business on the redemption date. Except for the right to receive payment of the redemption price, the Shareholder shall cease to have any rights as a Shareholder on the date of redemption.
6.1.2 Preferred Shares. The Board of Directors may approve the issuance of Preferred Shares and classify any unissued shares of Preferred Shares and reclassify any previously classified but unissued shares of Preferred Shares of any series from time to time, into one or more classes or series of stock.
6.1.3 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of this Article 6 and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions (including, without limitation, restrictions on transferability), limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.1.3 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.
6.2 Issuance of Shares Without Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. The Corporation shall continue to treat the holder of uncertificated capital stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of capital stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the stock certificates will instead be furnished to Shareholders upon request and without charge.
6.3 Charter and Bylaws. The rights of all Shareholders and the terms of all shares of capital stock of the Corporation are subject to the provisions of the Charter and the Bylaws.
6.4 Tax on Disqualified Organizations. To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation allocable to a “disqualified organization” (as defined in Section 860E(e)(5) of the Code) that holds Common Shares or Preferred Shares in record name, the Corporation shall reduce the Distributions payable to any such “disqualified organization” in the manner described in Treasury Regulations Section 1.860E-2(b)(4), by reducing from one or more Distributions to be paid to such Shareholder an amount equal to the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such Shareholder’s stock ownership.
6.5 Restrictions on Ownership and Transfer of Shares.
6.5.1 Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 5.6:
(a) Basic Restrictions.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.5.1(a)(i) or (ii),

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.5.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.5.10, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii) if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.5.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.5.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
To the extent that, upon a transfer of Shares pursuant to this Section 6.5.1(b), a violation of any provision of this Section 6.5 would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Section 6.5.
6.5.2 Remedies for Breach. If the Board of Directors or its designee shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.5.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.5.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.5.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
6.5.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.5.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.5.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
6.5.4 Owners Required To Provide Information. Prior to the Restriction Termination Date:
(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
(b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

6.5.5 Remedies Not Limited. Subject to Section 5.6, nothing contained in this Section 6.5 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Shareholders in preserving the Corporation’s status as a REIT.
6.5.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.5 or any definition contained in Article 3, the Board of Directors may determine the application of the provisions of this Section 6.5 with respect to any situation based on the facts known to it. In the event Section 6.5 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Article 3 or Section 6.5. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.5.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 6.5.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
6.5.7 Exceptions.
(a) Subject to Section 6.5.1(a)(ii), the Board of Directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.5.1(a)(ii);
(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.5.1 through 6.5.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.5.1(b) and 6.5.10.
(b) Prior to granting any exception pursuant to Section 6.5.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section 6.5.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
6.5.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.5.1(a)(ii), the Board of Directors may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.
6.5.9 Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the Shares in excess or in violation of the above limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

6.5.10 Transfer of Shares in Trust.
(a) Ownership in Trust. Upon any purported Transfer or other event described in Section 6.5.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.5.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.5.10(f).
(b) Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.
(c) Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 6.5, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Shareholders.
(d) Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.5.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.5.10(d). The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.5.10(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.5.10(d), such excess shall be paid to the Charitable Trustee upon demand.
(e) Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.5.10(d). Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.5.10(c). The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
(f) Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.5.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
6.5.11 NYSE Transactions. Nothing in this Section 6.5 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section 6.5 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 6.5.
6.5.12 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Section 6.5.
6.5.13 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
6.6 Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Shareholders such dividends or other Distributions in cash or other assets or in securities of the Corporation, including in shares of one class payable to holders of shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Shareholders shall have no right to any dividend or other Distribution unless and until authorized by the Board of Directors and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.6 shall be subject to the provisions of any class or series of stock of the Corporation at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof.
6.7. Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the United States Securities and Exchange Commission. In

addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. No Shareholder may Transfer any Shares held by such Shareholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Shareholder shall have first offered such Shares to the Corporation at the tender offer price offered in such Non-Compliant Tender Offer. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 6.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 6.7 shall be of no force or effect with respect to any Shares that are then listed on a national securities exchange.
ARTICLE 7
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on Shareholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.
THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article 4 of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article 4 of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article 5 of the foregoing amendment and restatement of the charter.
SEVENTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this    day of    , 2021.
ATTEST:	MODIV INC.

(SEAL)
Name: Raymond J. Pacini	Name: Aaron S. Halfacre
Title: Secretary	Title: President

Exhibit B
MODIV INC.

ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Modiv Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE 1
NAME
~~1.1 Name~~. The name of the corporation (the “Corporation”) is Modiv Inc.
ARTICLE 2
PURPOSES
~~2.1 Purposes~~. The purposes for which the Corporation is formed are to engage in any lawful act or activity, including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or as any successor statute (the “Code”), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. As used herein, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.
ARTICLE 3
DEFINITIONS
3.1 Definitions. The following words and terms, when used in the Charter, shall have the following meanings, unless the context clearly indicates otherwise:
~~3.1.1 Acquisition Expenses. Expenses including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on Property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of Properties, whether or not acquired.~~
~~3.1.2 Acquisition Fee. The total of all fees and commissions paid by any party in connection with making or investing in mortgage loans or the purchase, development or construction of Property by this Corporation. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees, Construction Fees and loan brokerage fees paid to Persons not affiliated with the Sponsor in connection with the actual development and construction of a project.~~
~~3.1.3 Advisor. The Person responsible for directing or performing the day-to-day business affairs of this Corporation, including a Person to which an Advisor subcontracts substantially all such functions. At the outset of this Corporation, the Advisor will be Rich Uncles NNN REIT Operator, LLC.~~
~~3.1.4 Affiliate. An Affiliate of another Person includes any of the following:~~
~~(a) any Person directly or indirectly owning, controlling, or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~
~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person;~~
~~(c) any Person directly or indirectly controlling, controlled by, or under common control with such other Person;~~
~~(d) any executive officer, director, trustee, or general partner of such other Person; or~~
~~(e) any legal entity for which such Person acts as an executive officer, director, trustee, or general partner.~~

~~3.1.5~~ Aggregate Share Ownership Limit. 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the Board of Directors in accordance with Section ~~7.7.8~~6.5.8 herein.
~~3.1.6 Asset. Any Property, mortgage or other investment owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.~~
~~3.1.7 Average Invested Assets. For any period, the average of the aggregate book value of the Assets invested, directly or indirectly, in equity interests in, and loans secured by, real estate, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.~~
~~3.1.8~~ Beneficial Ownership. Ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
~~3.1.9~~ Board of Directors. The Board of Directors of the Corporation.
~~3.1.10~~ Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
~~3.1.11~~ Bylaws. The Bylaws of the Corporation, as the same are in effect from time to time.
~~3.1.12~~ Charitable Beneficiary. One or more beneficiaries of the Charitable Trust as determined pursuant to Section ~~7.7.10~~6.5.10(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
~~3.1.13~~ Charitable Trust. Any trust provided for in Section ~~7.7.10~~6.5.10.
~~3.1.14~~ Charitable Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as Trustee of the Charitable Trust.
~~3.1.15~~ Charter. The charter of the Corporation.
~~3.1.16~~ Class C Common Shares. Has the meaning as provided in Section ~~7.1~~6.1.
~~3.1.17~~ Class S Common Shares. Has the meaning as provided in Section ~~7.1~~6.1.
~~3.1.18~~ Code. Has the meaning as provided in Article 2.
~~3.1.19~~ Common Shares. Has the meaning as provided in Section ~~7.1~~6.1.
~~3.1.20~~ Common Share Ownership Limit. 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section ~~7.7.8~~6.5.8.
~~3.1.21 Competitive Real Estate Commission. Real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary, and competitive in light of the size, type, and location of such Property.~~
~~3.1.22 Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise, and coordinate projects or to provide major repairs or rehabilitation on this Corporation’s Property.~~
~~3.1.23~~ Constructive Ownership. Ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

~~3.1.24 Contract Price. The amount actually paid or allocated to the purchase, development, construction, or improvement of a Property, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~
~~3.1.25 Development Fee. A fee for the packaging of this Corporation’s Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.~~
~~3.1.26~~ Director(s). The member(s) of the Board of Directors.
~~3.1.27~~ Distributions. Any distributions (as such term is defined in Section 2-301 of the MGCL) by the Corporation to owners of Common Shares or Preferred Shares, including distributions that may constitute a return of capital for federal income tax purposes.
~~3.1.28~~ Excepted Holder. A Shareholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section ~~7.7.7~~6.5.7.
~~3.1.29~~ Excepted Holder Limit. Provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section ~~7.7.7~~6.5.7 and subject to adjustment pursuant to Section ~~7.7.7~~6.5.7, the percentage limit established by the Board of Directors pursuant to Section ~~7.7.7~~6.5.7.
~~3.1.30~~ Exchange Act. The Securities Exchange Act of 1934, as amended.
~~3.1.31 Indemnitee. Has the meaning as provided in Section 5.6.2(b).~~
~~3.1.32 Independent Director(s). The Director(s) of this Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of this Corporation.~~
~~(a) A Director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~
~~(1) owns an interest in the Sponsor, Advisor, or any of their Affiliates;~~
~~(2) is employed by the Sponsor, Advisor, or any of their Affiliates;~~
~~(3) is an officer or director of the Sponsor, Advisor, or any of their Affiliates;~~
~~(4) performs services, other than as a Director, for the Corporation;~~
~~(5) is a director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~
~~(6) has any material business or professional relationship with the Sponsor, Advisor, or any of their Affiliates.~~
~~(b) For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the prospective Independent Director from the Sponsor and Advisor and Affiliates shall be deemed material per se if it exceeds 5.0% of the prospective Independent Director’s:~~
~~(1) annual gross revenue, derived from all sources, during either of the last two years; or~~
~~(2) net worth, on a fair market value basis.~~
~~(c) An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates, or the Corporation.~~
~~3.1.33 Independent Expert. A Person with no material current or prior business or personal relationship with the Advisor or Directors who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.~~

~~3.1.34 Initial Investment. That portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A of the NASAA REIT Guidelines.~~
~~3.1.35 Listing. The listing of the Common Shares on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.~~
~~3.1.36~~ Market Price. On any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined by the Board of Directors.
~~3.1.37~~ MGCL. The Maryland General Corporation Law.
~~3.1.38 NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007.~~
~~3.1.39 Net Assets. The total Assets (other than intangibles) at cost before deducting depreciation, reserves for bad debts or other non-cash reserves less total liabilities, calculated at least quarterly on a basis consistently applied.~~
~~3.1.40 Net Income. For any period total revenues applicable to such period, less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.~~
~~3.1.41~~ Net Asset Value Per Share of Class C Common Shares. The net asset value of the Corporation allocable to the Class C Common Shares, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class C Common Shares.
Net Asset Value Per Share of Class S Common Shares. The net asset value of the Corporation allocable to the Class S Common Shares, determined as described in the Corporation’s periodic filings with the Securities and Exchange Commission, divided by the number of outstanding shares of Class S Common Shares.
Non-Compliant Tender Offer. Has the meaning as provided in Section ~~10.4~~6.7.
~~3.1.42~~ NYSE. The New York Stock Exchange.
~~3.1.43 Organization and Offering Expenses. All expenses incurred by and to be paid from the Assets in connection with the formation of the Corporation and the qualification and registration of an offering of Shares, and the marketing and distribution of Shares, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~
~~3.1.44~~ Person. An individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
~~3.1.45~~ Preferred Shares. Has the meaning as provided in Section ~~7.1~~6.1.
~~3.1.46~~ Prohibited Owner. Shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~7.7~~6.5, would Beneficially Own or Constructively Own Shares in violation of Section ~~7.7.1~~6.5.1(a), and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.
~~3.1.47 Property or Properties. As the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~
~~3.1.48 Real Property. Land, rights in land (including leasehold interests) and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~
~~3.1.49~~ Restriction Termination Date. The first day on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.
~~3.1.50 Roll-up. A transaction involving the acquisition, merger, conversion, or consolidation either directly or indirectly of this Corporation and the issuance of securities of a Roll-up Entity to the holders of Shares. Such term does not include:~~
~~(a) a transaction involving securities of this Corporation that have been for at least 12 months listed on a national securities exchange; or~~
~~(b) a transaction involving the conversion to trust or association form of only this Corporation if, as a consequence of the transaction there will be no significant adverse change in any of the following:~~
~~(1) Shareholders’ voting rights;~~
~~(2) the term of existence of the Corporation;~~
~~(3) Sponsor (as defined below) or Advisor compensation;~~
~~(4) the Corporation’s investment objectives.~~
~~3.1.51 Roll-up Entity. A partnership, real estate investment trust, corporation, trust, or other entity that would be created or would survive after the successful completion of a proposed Roll-up transaction.~~
~~3.1.52~~ Shareholders. The holders of the Shares.
~~3.1.53~~ Shares. Shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.
~~3.1.54 Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, this Corporation or any Person who will control, manage or participate in the management of this Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with this Corporation is as that of an independent property manager of the Assets, and whose only compensation is as such. The term “Sponsor” does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of this Corporation by:~~
~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of this Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in this Corporation in connection with the founding or organizing of the business of this Corporation, in consideration of services or property, or both services and property;~~
~~(c) having a substantial number of relationships and contacts with this Corporation;~~
~~(d) possessing significant rights to control the Assets;~~
~~(e) receiving fees for providing services to this Corporation which are paid on a basis that is not customary in the industry; or~~
~~(f) providing goods or services to this Corporation on a basis which was not negotiated at arms length with this Corporation.~~
~~3.1.55 Total Operating Expenses. Aggregate expenses of every character paid or incurred by this Corporation as determined under generally accepted accounting principles, including Advisors’ fees, but excluding:~~
~~(a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration, if any, of the Shares;~~
~~(b) interest payments;~~
~~(c) taxes;~~
~~(d) non-cash expenditures such as depreciation, amortization, and bad debt reserves;~~
~~(e) Incentive Fees paid in compliance with the NASAA REIT Guidelines;~~
~~(f) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition, and ownership of real estate interests, mortgage loans, or other Property, (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of Property).~~
~~3.1.56~~ Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
~~3.1.57 Unimproved Real Property. The Real Property of this Corporation which has the following three characteristics:~~
~~(a) an equity interest in Real Property which was not acquired for the purpose of producing rental or other operating income;~~
~~(b) has no development or construction in process on such land; and~~
~~(c) no development or construction on such land is planned in good faith to commence on such land within one year. As of the formation of this Corporation, it is not expected that this Corporation will own Unimproved Real Property.~~
ARTICLE 4
PRINCIPAL OFFICE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o 245 W Chase St., Baltimore MD 21201. The name of the resident agent of the Corporation in the State of Maryland is Corp2000, Inc. and its address is 245 W Chase St., Baltimore MD 21201. The resident agent is a Maryland corporation.

ARTICLE 5
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS
OF THE CORPORATION AND OF THE SHAREHOLDERS AND DIRECTORS
~~5.1 Number and Experience of Directors.~~
~~5.1.1~~ 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation is currently seven (7), which number may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws, but in no event shall there be fewer than ~~three (3) or~~ the minimum number required by the MGCL. ~~A majority of the Directors at all times shall be individuals who are Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the current Directors who shall serve until their successors are duly elected and qualify are:~~
~~Aaron S. Halfacre~~
~~Raymond E. Wirta~~
~~Adam Markman~~
~~Curtis B. McWilliams~~
~~Thomas H. Nolan, Jr.~~
~~Jeffrey Randolph~~
~~Joe F. Hanauer~~
~~5.1.2 Experience of Directors. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of Asset being acquired by this Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~
~~5.1.3 Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation with respect to the termination after less than one year of the term of office of any Director elected by the holders of such Preferred Shares, each Director shall hold office for one year, until the next annual meeting of Shareholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~
~~5.1.4 Committees. The Board of Directors may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~
~~5.2 Vacancies of Independent Directors. Independent Directors shall nominate replacements for vacancies among the Independent Directors.~~
~~5.3 MGCL Election~~. The Corporation elects~~, at such time as it becomes eligible to make the election provided for under Section 3-802(a)(2) of the MGCL, to become subject to the provisions of~~ pursuant to Section 3-804(c) of the MGCL~~, which provides~~ that, except as may be provided by the Board of Directors in setting the terms of any class or series of ~~stock and subject to Section 5.2 above~~Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies. The names of the current Directors who shall serve until their successors are duly elected and qualify are:
~~5.4~~
Aaron S. Halfacre
Raymond E. Wirta
Adam Markman
Curtis B. McWilliams
Thomas H. Nolan, Jr.
Jeffrey Randolph
Joe F. Hanauer

5.2 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
~~5.5~~5.3 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section ~~7.1.3~~6.1.3 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors and upon such terms and conditions as may be specified by the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
~~5.6~~5.4 Liability Limitation and Indemnification.
~~5.6.1~~5.4.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the ~~Assets~~assets or the affairs of the Corporation by reason of his being a Shareholder.
~~5.6.2~~5.4.2 Limitation of Director and Officer Liability.
~~(a) Subject to any limitations set forth under~~ To the maximum extent that Maryland law ~~or~~ in ~~paragraph (b)~~effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Shareholders for money damages. Neither the amendment nor repeal of this Section ~~5.6.2(a)~~5.4.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~5.6.2(a)~~5.4.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~
~~(i) The Indemnitee has determined, in good faith that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~
~~(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Shareholders.~~
~~5.6.3~~ 5.4.3 Indemnification.
~~(a) Subject to any limitations set forth under~~ To the maximum extent permitted by Maryland law ~~or~~ in ~~paragraph (b) or (c) below~~effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity~~,~~ or (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity ~~or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation~~. The rights to indemnification and advance of expenses provided to a Director or officer hereby shall vest immediately upon election of such Director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board of Directors may take such action as is necessary to carry out this Section ~~5.6.3(a)~~5.4.3. ~~No~~Neither the amendment nor repeal of this Section 5.4.3, nor the adoption or amendment of any other provision of the Charter or ~~repeal of any of its provisions~~the Bylaws inconsistent with this Section 5.4.3, shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment ~~or~~, repeal. or adoption. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~
~~(i) The Indemnitee has determined, in good faith that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~
~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Shareholders.~~
~~(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the United States Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~
~~5.6.4 Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 5.6.3, (c) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Corporation acting in his or her~~

~~capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.~~
~~5.6.5 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Shareholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Net Assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.~~
~~5.7~~ 5.5 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: (a) the amount of the ~~Net Income~~net income for any period and the amount of ~~Assets~~assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; (b) the amount of paid-in surplus, Net Assetsnet assets, other surplus, annual or other cash flow, funds from operations, net profit, ~~Net Assets~~net assets in excess of capital, undivided profits or excess of profits over losses on sales of ~~Assets~~assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any shares of any class or series of Shares) or of the Bylaws; (e) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any ~~Asset~~asset owned or held by the Corporation or any Shares; (f) the number of Shares of any class of the Corporation; (g) any matter relating to the acquisition, holding and disposition of any ~~Assets~~assets by the Corporation; (h) any interpretation of the terms and conditions of one or more agreements with any Person; ~~the application of any provision of the Charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; or~~or (i) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~
~~5.8~~5.6 REIT Qualification. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section ~~7.7~~6.5 is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article 6.
~~5.9~~5.7 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.

~~5.10 Duties of Directors~~.
~~5.10.1 This Charter has been reviewed and ratified by a majority vote of the Directors and of the Independent Directors.~~
~~5.10.2 The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out.~~
~~5.10.3 A majority of the Independent Directors must approve matters to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~
~~5.10.4 Advisory Contract~~.
~~(a) It shall be the duty of the Directors to evaluate the performance of the Advisor before entering into or renewing an advisory contract. The criteria used in such evaluation shall be reflected in the minutes of such meeting.~~
~~(b) Each contract for the services of an Advisor entered into by the Directors shall have a term of no more than one year, although there is no limit to the number of times that a particular Advisor may be retained.~~
~~(c) Each advisory contract shall be terminable by a majority of the Independent Directors, or the Advisor on 60 days’ written notice without cause and without penalty. In the event of the termination of such contract, the Advisor will cooperate with the Corporation and take all reasonable steps requested to assist the Directors in making an orderly transition of the advisory function.~~
~~(d) The Directors shall determine that the Advisor, including any successor Advisor, possesses sufficient qualifications to:~~
~~(1) perform the advisory function for the Corporation; and~~
~~(2) justify the compensation provided for in its contract with the Corporation.~~
~~(e) The Advisor or its Affiliates have made an Initial Investment of $200,000 in the Corporation. The Advisor or any such Affiliate may not sell the Initial Investment while the Advisor or its Affiliate remains a Sponsor but may transfer the Initial Investment to other Affiliates.~~
~~(f) The Board of Directors is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board of Directors may, in its sole discretion, deem necessary or desirable. The Board of Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board of Directors.~~ For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.
~~5.11 Fiduciary Duty of Directors. The Directors and any Advisor of the Corporation shall be deemed to be in a fiduciary relationship to the Corporation and to the Shareholders. Additionally, the Directors shall have a fiduciary duty to the Shareholders to supervise the relationship of the Corporation with the Advisor.~~
~~5.12~~ 5.8 Extraordinary Actions. Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE 6
~~FEES, COMPENSATION AND EXPENSES~~
~~6.1 Reasonable Expenses. The Independent Directors shall determine, from time to time but no less often than annually, whether the total fees and expenses of this Corporation are reasonable in light of the investment performance of this Corporation, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board of Directors.~~
~~6.2 Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with this Corporation’s formation or the syndication of its Shares shall be reasonable and shall in no event exceed an amount equal to 3.0% of the proceeds raised in an offering.~~
~~6.3 Acquisition Fees and Acquisition Expenses~~.
~~6.3.1 The total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 3.0% of the Contract Price of a Property; however, in no event will such total, when combined with all other broker fees related to such acquisition, exceed 6.0% of the Contract Price of such Property or, in the case of a mortgage, 6.0% of the funds advanced.~~
~~6.3.2 Notwithstanding the cap on Acquisition Fees and Acquisition Expenses in the immediately preceding provision, a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~
~~6.4 Total Operating Expenses~~.
~~6.4.1 The Total Operating Expenses of this Corporation shall (in the absence of a satisfactory showing to the contrary) be deemed to be excessive if they exceed in any fiscal year the greater of 2.0% of its average invested Assets or 25% of its Net Income for such year. The Independent Directors shall have the fiduciary responsibility of limiting such expenses to amounts that do not exceed such limitations unless such Independent Directors shall have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meeting of the Board of Directors.~~
~~6.4.2 Within 60 days after the end of any fiscal quarter of this Corporation for which Total Operating Expenses (for the 12 months then ended) exceeded 2.0% of average invested Assets or 25% of Net Income, whichever is greater, there shall be sent to the Shareholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher operating expenses were justified.~~
~~6.4.3 In the event the Independent Directors do not determine such excess expenses are justified, the Directors shall cause the Advisor to reimburse this Corporation at the end of the 12 month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceed the limitations herein provided.~~
~~6.5 Asset Management Fee. The Corporation will pay its Advisor 0.1% of the total investment value of the Assets monthly. For purposes of this Section 6.5, “total investment value” means, for any period, the total of the aggregate book value of all of the Assets invested, directly or indirectly, in Properties, before reserves for depreciation or bad debts or other similar non-cash reserves.~~
~~6.6 Financing Coordination Fee. Other than with respect to any mortgage or other financing related to a Property concurrent with its acquisition, if an Advisor, Director, Sponsor, or any Affiliate provides a substantial amount of the services in connection with the post-acquisition financing or refinancing of any debt that the Corporation obtains relative to a Property or the Corporation, then that Person may receive a financing coordination fee equal to 1.0% of the amount of such financing.~~
~~6.7 Property Management Fee. If an Advisor, Director, Sponsor, or any Affiliate provides a substantial amount of the property management services for the Corporation’s Properties, then that Person may receive a property management fee equal to 1.5% of gross revenues from the Properties managed. The Corporation also may reimburse such Person for property-level expenses that it pays or incurs on the Corporation’s behalf, including salaries, bonuses and benefits of Persons employed by such Person, except for the salaries, bonuses and~~

~~benefits of Persons who also serve as one of the Corporation’s executive officers or as an executive officer of such Person. Such Person may subcontract the performance of its property management duties to third parties and pay all or a portion of its property management fee to the third parties with whom it contracts for these services.~~
~~6.8 Leasing Commissions. If a Property or Properties of the Corporation becomes unleased and an Advisor, Director, Sponsor, or any Affiliate provides a substantial amount of the services in connection with the leasing of such Property or Properties to unaffiliated third parties, then that Person may receive a leasing commission equal to 6.0% of the rents due pursuant to such lease for the first ten years of the lease term; provided, however (i) if the term of the lease is less than ten years, such commission percentage will apply to the full term of the lease and (ii) any rents due under a renewal of a lease of an existing tenant upon expiration of the initial lease agreement (including the expiration of any extensions provided for thereunder) shall accrue a commission of 3.0% in lieu of the aforementioned 6.0% commission. To the extent that any unaffiliated real estate broker assists in such leasing services, any compensation paid by the Corporation to an Advisor, Director, Sponsor, or any Affiliate pursuant to this Section 6.8 will be reduced by the amount paid to such unaffiliated real estate broker.~~
~~6.9 Real Estate Commissions on Resale of Property. The Corporation may pay the Advisor a real estate commission upon the sale of one or more Properties, in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission or (b) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.~~
~~6.10 Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, Advisors, and any Affiliate shall be allowed incentive fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.~~
~~6.11 Advisor Compensation. The Independent Directors shall determine from time to time and no less often than annually that the compensation which the Corporation contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the NASAA REIT Guidelines. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to it by the Corporation to determine that the provisions of such contract are being carried out. Each such determination shall be based on the factors set forth below and all other factors such Independent Directors may deem relevant and the findings of such Directors on each of such factors shall be recorded in the minutes of the Board of Directors.~~
~~(a) The size of the advisory fee in relation to the size, composition, and profitability of the Corporation.~~
~~(b) The success of the Advisor in generating opportunities that meet the investment objectives of the Corporation.~~
~~(c) The rates charged to other REITs and to investors other than REITs by advisors performing similar services.~~
~~(d) Additional revenues realized by the Advisor and any Affiliate through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business.~~
~~(e) The quality and extent of service and advice furnished by the Advisor.~~
~~(f) The performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations.~~

~~(g) The quality of the Assets in relationship to the investments generated by the Advisor for its own account.~~
~~6.12 Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~
~~ARTICLE 7~~
STOCK
~~7.1~~6.1 Authorized Shares. The Corporation has authority to issue 450,000,000 shares of stock, consisting of 400,000,000 shares of common stock, $0.001 par value per share (“Common Shares”), 300,000,000 of which are classified as Class C Common Shares (“Class C Common Shares”) and 100,000,000 of which are classified as Class S Common Shares (“Class S Common Shares”), and 50,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Shares”). The aggregate par value of all authorized shares of stock having par value is $450,000.00. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to ~~Sections 7.1.1, 7.1.2 or 7.1.3~~this Article 6, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Shareholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. Upon payment of consideration for and issuance of any shares of stock, such shares shall be non-assessable.
~~7.1.1~~6.1.1 Common Shares.
(a) General. ~~The~~Subject to the provisions of this Article 6 and except as may otherwise be specified in the Charter, each Common ~~Shares~~Share shall ~~be subject to~~entitle the ~~express terms of any series of Preferred Shares~~holder thereof to one vote. The Board of Directors may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of stock.
(b) Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
(c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, or any distribution of the assets of the Corporation, (a) the holder of each Class C Common Share shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the Shareholders, a liquidation payment equal to the Net Asset Value Per Share of Class C Common Share; and (b) the holder of each Class S Common Share shall be entitled to be paid, out of the assets of the Corporation that are legally available for distribution to the Shareholders, a liquidation payment equal to the Net Asset Value Per Share of Class S Common Share.
(d) Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, each holder of a Common Share shall vote together with the holders of all other Common Shares, as a single class on all actions to be taken by the holders of Common Shares, and the holders of Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders; provided, however, that with respect to any matter that would alter only the ~~voting~~contract rights ~~per Share (other than any publicly held Share) sold in a private offering~~of a particular class of Common Shares, only the holders of such affected class of Common Shares shall ~~not exceed~~have the ~~voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~right to vote on such matter.
(e) Conversion Upon Listing. In connection with the listing of a class of Common Shares for trading on a national securities exchange, each Share of any class of Common Shares that is not so listed shall automatically and without any action on the part of the holder thereof convert into a number of Shares of the listed class of Common Shares equal to a fraction, the numerator of which is the net asset value of the Corporation allocable to each Share of the applicable non-listed class of Common Shares and the denominator of which is the net asset value of the Corporation allocable to each Share of the listed class of Common Shares.
~~(b) Voting Rights. Each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Shareholders are entitled to vote pursuant to Section 10.2. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of shares of Preferred Shares, each holder of a Class S Common Share shall vote together with the holders of all Class C Common Shares.~~
~~(i) The holders of Class C Common Shares shall have exclusive voting rights on any amendment to the Charter that would alter only the contract rights of the Class C Common Shares and no holders of any other class or series of shares of stock of the Corporation shall be entitled to vote thereon. The holders of Class C Common Shares shall have no right to vote on any amendment to the Charter (including the terms of the Class S Common Shares) that would alter only the contract rights of the Class S Common Shares.~~
~~(ii) The holders of Class S Common Shares shall have exclusive voting rights on any amendment to the Charter that would alter only the contract rights of the Class S Common Shares and no holders of any other class or series of shares of stock of the Corporation shall be entitled to vote thereon. The holders of Class S Common Shares shall have no right to vote on any amendment to the Charter (including the terms of the Class C Common Shares) that would alter only the contract rights of the Class C Common Shares.~~
~~(c~~ (f)Distributions/Redemption. ~~Subject to Section 7.12, holders~~Holders of the then outstanding Common Shares shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment thereof, dividends and other Distributions. Dividends and other Distributions shall be made with respect to the Class C Common Shares and Class S Common Shares at the same time.
(i) The dividends and other Distributions with respect to Class C Common Shares may vary from dividends and other distributions with respect to each other class of stock of the Corporation to reflect, among other things, differences among the net asset values per share of each such class or series and to such extent and for such purposes as the Board of Directors may deem appropriate. The dividends and other Distributions with respect to Class C Common Shares may vary among the holders of Class C Common Shares to account for differences in the fees and expenses that may be payable to selling agents with respect to such Class C Common Shares.
(ii) The dividends and other Distributions with respect to Class S Common Shares may vary from dividends and other distributions with respect to each other class of stock of the Corporation to reflect, among other things, differences among the net asset values per share of each such class or series and to such extent and for such purposes as the Board of Directors may deem appropriate. The dividends and other Distributions with respect to Class S Common Shares may vary among the holders of Class S Common Shares to account for differences in the fees and expenses that may be payable to selling agents with respect to such Class S Common Shares.
~~7.1.2~~
(iii) The Board of Directors may authorize and the Corporation may declare and pay an additional Distribution (an “Additional Distribution”) with respect to the Common Shares if the Corporation’s adjusted funds from operations exceeds 100% of Distributions declared during the fiscal year (the “Distribution Fiscal Year”). The Additional Distribution may vary among the holder of Common Shares as follows: The amount of Additional Distribution shall be based on the number of outstanding Common Shares held by the Shareholder on the record date for the payment of such Additional Distribution with the amount of the Additional Distribution payable with respect to each Common Share determined using the following formula: (i) the amount of the Additional Distribution divided by 365 days multiplied by (ii) the number of days such Common Share was held by such Shareholder during the Distribution Fiscal Year; provided further that

Shareholders will be eligible for any Additional Distribution authorized by the Board of Directors only with respect to the Common Shares held by such Shareholder on the record date set by the Board of Directors for the payment of the Additional Distribution. The Board of Directors may authorize and the Corporation may declare and pay the Additional Distribution subsequent to the Distribution Fiscal Year.
(iv) The Board of Directors may cause the Corporation to redeem at net asset value all of the outstanding Common Shares from a holder if the aggregate net asset value of all Common Shares held by such Shareholder is, as of the date of the redemption, $1,000 or less. The price to be paid for the Common Shares redeemed pursuant to this Section 6.1.1(f), shall be the aggregate net asset value of the Common Shares at the close of business on the redemption date. Except for the right to receive payment of the redemption price, the Shareholder shall cease to have any rights as a Shareholder on the date of redemption.
6.1.2 Preferred Shares. The Board of Directors may approve the issuance of Preferred Shares and classify any unissued shares of Preferred Shares and reclassify any previously classified but unissued shares of Preferred Shares of any series from time to time, into one or more classes or series of stock. ~~The designation of the rights and preference of Preferred Shares, and the issuance of Preferred Shares, must be approved by a majority of the Corporation’s Independent Directors who do not have an interest in the transaction. The Independent Directors are authorized to consult with counsel for the Corporation or independent counsel at the expense of the Corporation before deciding whether to approve the issuance of Preferred Shares.~~
~~7.1.3~~6.1.3 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of this ~~ARTICLE 7~~Article 6 and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions (including, without limitation, restrictions on transferability), limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section ~~7.1.3~~6.1.3 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.
~~7.2~~6.2 Issuance of Shares Without Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. The Corporation shall continue to treat the holder of uncertificated capital stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of capital stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the stock certificates will instead be furnished to Shareholders upon request and without charge.
~~7.3~~6.3 Charter and Bylaws. The rights of all Shareholders and the terms of all shares of capital stock of the Corporation are subject to the provisions of the Charter and the Bylaws.
~~7.4~~6.4 Tax on Disqualified Organizations. To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation allocable to a “disqualified organization” (as defined in Section 860E(e)(5) of the Code) that holds Common Shares or Preferred Shares in record name, the Corporation shall reduce the Distributions payable to any such “disqualified organization” in the manner described in Treasury Regulations Section 1.860E-2(b)(4), by reducing from one or more Distributions to be paid to such Shareholder an amount equal to the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such Shareholder’s stock ownership.

~~7.5 Dividend Reinvestment Plans. The Board of Directors may establish, from time to time, a dividend reinvestment plan or plans. Under any dividend reinvestment plan, (a) all material information regarding dividends to the Shareholders and the effect of reinvesting such dividends, including the tax consequences thereof, shall be provided to the Shareholders not less often than annually, and (b) each Shareholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~
~~7.6 Share Repurchase Plans. The Board of Directors may establish, from time to time, a share repurchase plan or plans if it does not impair the capital or operations of the Corporation; however, the Corporation is not obligated to repurchase shares. The Sponsor, Advisor, Directors or their Affiliates are prohibited from receiving a fee on the repurchase of the shares by the Corporation.~~
~~7.7~~ 6.5 Restrictions on Ownership and Transfer of Shares.
~~7.7.1~~6.5.1 Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section ~~5.8~~5.6:
(a) Basic Restrictions.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section ~~7.7.1~~6.5.1(a)(i) or (ii),
(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~7.7.1~~6.5.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section ~~7.7.10~~6.5.10, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii) if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section ~~7.7.1~~6.5.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section ~~7.7.1~~6.5.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
To the extent that, upon a transfer of Shares pursuant to this Section ~~7.7.1~~6.5.1(b), a violation of any provision of this Section ~~7.7~~6.5 would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Section ~~7.7~~6.5.
~~7.7.2~~6.5.2 Remedies for Breach. If the Board of Directors or its designee shall at any time determine that a Transfer or other event has taken place that results in a violation of Section ~~7.7.1~~6.5.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section ~~7.7.1~~6.5.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section ~~7.7.1~~6.5.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
~~7.7.3~~6.5.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section ~~7.7.1~~6.5.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section ~~7.7.1~~6.5.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
~~7.7.4~~6.5.4 Owners Required To Provide Information. Prior to the Restriction Termination Date:
(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
(b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
~~7.7.5~~6.5.5 Remedies Not Limited. Subject to Section ~~5.8~~5.6, nothing contained in this Section ~~7.7~~6.5 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Shareholders in preserving the Corporation’s status as a REIT.
~~7.7.6~~6.5.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section ~~7.7~~6.5 or any definition contained in Article 3, the Board of Directors may determine the application of the provisions of this Section ~~7.7~~6.5 with respect to any situation based on the facts known to it. In the event Section ~~7.7~~6.5 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Article 3 or Section ~~7.7~~6.5. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~7.7.2~~6.5.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section ~~7.7.1~~6.5.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

~~7.7.7~~6.5.7 Exceptions.
(a) Subject to Section ~~7.7.1~~6.5.1(a)(ii), the Board of Directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section ~~7.7.1~~6.5.1(a)(ii);
(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections ~~7.7.1~~6.5.1 through ~~7.7.6~~6.5.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections ~~7.7.1~~6.5.1(b) and ~~7.7.10~~6.5.10.
(b) Prior to granting any exception pursuant to Section ~~7.7.7~~6.5.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section ~~7.7.1~~6.5.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
~~7.7.8~~6.5.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section ~~7.7.1~~6.5.1(a)(ii), the Board of Directors may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

~~7.7.9~~6.5.9 Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the Shares in excess or in violation of the above limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.
~~7.7.10~~6.5.10 Transfer of Shares in Trust.
(a) Ownership in Trust. Upon any purported Transfer or other event described in Section ~~7.7.1~~6.5.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section ~~7.7.1~~6.5.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section ~~7.7.10~~6.5.10(f).
(b) Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

(c) Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section ~~7.7~~6.5, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Shareholders.
(d) Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section ~~7.7.1~~6.5.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~7.7.10~~6.5.10(d). The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section ~~7.7.10~~6.5.10(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~7.7.10~~6.5.10(d), such excess shall be paid to the Charitable Trustee upon demand.
(e) Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section ~~7.7.10~~6.5.10(d). Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section ~~7.7.10~~6.5.10(c). The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
(f) Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section ~~7.7.1~~6.5.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
~~7.7.11~~6.5.11 NYSE Transactions. Nothing in this Section ~~7.7~~6.5 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section ~~7.7~~6.5 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section ~~7.7~~6.5.
~~7.7.12~~6.5.12 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Section ~~7.7~~6.5.
~~7.7.13~~6.5.13 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
~~7.8 Management of Money and Property Received for Shares. The Directors shall manage all money and property received for the issuance of shares for the benefit of the Shareholders of the Corporation.~~
~~7.9 Reports to Shareholders. The Corporation shall prepare and distribute to each Shareholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year, which shall include:~~
~~7.9.1 financial statements prepared in accordance with generally accepted accounting principles (GAAP) that are audited and reported on by the Corporation’s independent certified public accountants;~~
~~7.9.2 the ratio of the costs of raising capital during the year to the capital raised;~~
~~7.9.3 the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Corporation’s Advisor and any Affiliates of the Advisor by the Corporation or third parties doing business with the Corporation during the year;~~
~~7.9.4 the Corporation’s Total Operating Expenses for the year stated as a percentage of average invested Assets and as a percentage of Net Income;~~
~~7.9.5 report from the Independent Directors that the Corporation’s policies are in the best interests of the Shareholders and the basis for such determination; and~~
~~7.9.6 a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and its Advisor, a Director or any Affiliate thereof during the year, which disclosure has been examined and commented upon in the report by the Independent Directors with regard to the fairness of such transactions.~~
~~7.10 Distribution Reports. The Board of Directors, including the Independent Directors, are required to take such steps as necessary to cause to be prepared and mailed or delivered to each Shareholder, with respect to any Distribution to Shareholders of income or capital Assets, a written statement disclosing the source of the funds distributed. If, at the time of Distribution, this information is not available, a written explanation of the relevant circumstances will accompany the Distribution, and the written statement disclosing the source of the funds Distributed will be sent to the Shareholders not later than 60 days after the close of the fiscal year in which the distribution was made.~~
~~7.11 Access to Records~~.

~~7.11.1 Any Shareholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~
~~7.11.2 As a part of the Corporation’s books and records, it will maintain at its principal office an alphabetical list of the names of the Shareholders, along with their addresses and telephone numbers and the number of Common Shares held by each of them. The Corporation will update this Shareholder list at least quarterly and it is available for inspection at its principal office by a Shareholder or his or her designated agent upon request of the Shareholder. The Corporation will also mail this list to any Shareholder within ten days of receipt of his or her request. The copy of the list shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproducing such list. Shareholders, however, may not sell or use this list for commercial purposes. The purposes for which Shareholders may request this list include matters relating to their voting rights and the exercise of Shareholder rights under federal proxy laws.~~
~~7.11.3 If the Corporation’s Advisor or Board of Directors neglects or refuses to exhibit, produce or mail a copy of the Shareholder list as requested, the Advisor and/or Board, as the case may be, shall be liable to the Shareholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder list and any actual damages suffered by any Shareholder for the neglect or refusal to produce the list. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder list is not for a proper purpose but is instead for the purpose of securing such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Corporation. The Corporation may require that the Shareholder requesting the Shareholder list represent that the request is not for a commercial purpose unrelated to the Shareholder’s interest in the Corporation. The remedies provided by this Section to Shareholders requesting copies of the Shareholder list are in addition to, and do not in any way limit, other remedies available to Shareholders under federal law, or the law of any state.~~
~~7.12~~ 6.6 Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Shareholders such dividends or other Distributions in cash or other ~~Assets~~assets or in securities of the Corporation, including in shares of one class payable to holders of shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Shareholders shall have no right to any dividend or other Distribution unless and until authorized by the Board of Directors and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section ~~7.12~~6.6 shall be subject to the provisions of any class or series of stock of the Corporation at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for Distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its Assets in accordance with the terms of the Charter or Distributions in which (a) the Board of Directors advises each Shareholder of the risks associated with direct ownership of the Property, (b) the Board of Directors offers each Shareholder the election of receiving such in-kind Distributions and (c) in-kind Distributions are made only to those Shareholders that accept such offer.~~
~~7.13 Suitability of Shareholders. Until Listing, the following provisions shall apply:~~
~~7.13.1 Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Shareholder, if such prospective Shareholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Shareholder is a fiduciary (such as a~~

~~trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~
~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~
~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~
~~7.13.2 Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Shareholder is a suitable and appropriate investment for such Shareholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Shareholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Shareholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Shareholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.~~
~~The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make this determination with respect to each prospective Shareholder on the basis of information it has obtained from such prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Shareholder, as well as any other pertinent factors.~~
~~The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Shareholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.~~
~~7.13.3 Minimum Investment and Transfer. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under a dividend reinvestment plan, no initial sale or transfer of Common Shares of less than $500, or such other amount as determined by the Board of Directors, will be permitted.~~
6.7. Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the United States Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. No Shareholder may Transfer any Shares held by such Shareholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Shareholder shall have first offered such Shares to the Corporation at the tender offer price offered in such Non-Compliant Tender Offer. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 6.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 6.7 shall be of no force or effect with respect to any Shares that are then listed on a national securities exchange.

ARTICLE ~~8~~
~~CONFLICTS OF INTEREST AND INVESTMENT RESTRICTIONS~~
~~8.1 Sales and Leases to Corporation~~. The Corporation shall not purchase or lease property from the Sponsor, Advisor, Director, or any Affiliate thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director, or any Affiliate thereof, or if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such Asset to the Corporation exceed its current appraised value.
~~8.2 Sales and Leases to Sponsor, Advisor, Directors, or any Affiliate.~~
~~8.2.1 A Sponsor, Advisor, Director, or any Affiliate thereof shall not acquire or lease Assets from the Corporation unless approved by a majority of the Directors (including a majority of the Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Corporation.~~
~~8.2.2 The Corporation may lease Assets to a Sponsor, Advisor, Director, or any Affiliate thereof only if approved by a majority of the Directors (including a majority of the Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Corporation.~~
~~8.3 Loans~~.
~~8.3.1 No loans may be made by the Corporation to the Sponsor, Advisor, Director, or any Affiliate thereof except mortgages pursuant to Section 8.11.3 or to wholly owned subsidiaries of the Corporation.~~
~~8.3.2 The Corporation may not borrow money from the Sponsor, Advisor, Director, or any Affiliate thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Corporation than loans between unaffiliated parties under the same circumstances.~~
~~8.4 Investments~~.
~~8.4.1 The Corporation shall not invest in joint ventures with the Sponsor, Advisor, Director, or any Affiliate thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.~~
~~8.4.2 The Corporation shall not invest in equity securities (other than equity securities that are listed on a national securities exchange or traded in an over-the-counter market), unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.~~
~~8.5 Statement of Objectives. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency and no less often than annually to determine that the policies being followed by the Corporation at any time are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.~~
~~8.6 Multiple Programs. The method for the allocation of the acquisition of Properties by two or more programs of the same Sponsor or Advisor seeking to acquire similar types of assets shall be reasonable. It shall be the duty of the Directors (including the Independent Directors) to insure such method is applied fairly to the Corporation.~~
~~8.7 Other Transactions. All other transactions between the Corporation and the Sponsor, Advisor, Director, or any Affiliate thereof, shall require approval by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions as being fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~
~~8.8 Appraisal of Real Property. The consideration paid for Real Property acquired by the Corporation shall ordinarily be based on the fair market value of the Property as determined by a majority of the Directors. In~~

~~cases in which a majority of the Independent Directors so determine, and in all cases in which Assets are acquired from the Advisors, Directors, Sponsors or Affiliates thereof, such fair market value shall be as determined by an Independent Expert selected by the Independent Directors.~~
~~8.9 Roll-Up Transaction~~.
~~8.9.1 In connection with a proposed Roll-up, an appraisal of all Assets shall be obtained from a competent, Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-up Entity, the appraisal shall be filed with the United States Securities and Exchange Commission and any applicable state securities commissioner as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of the Securities Act of 1933, §11, and comparable provisions under state law for any material misrepresentations or material omissions in the appraisal. Assets shall be appraised on a consistent basis. The appraisal shall be based on an evaluation of all relevant information, and shall indicate the value of the Assets as of a date immediately prior to the announcement of the proposed Roll-up transaction. The appraisal shall assume an orderly liquidation of Assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its Shareholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the investors in connection with a proposed Roll-up.~~
~~8.9.2 In connection with a proposed roll-up, the Person sponsoring the Roll-up shall offer to Shareholders who vote against the proposal the choice of:~~
~~(a) accepting the securities of the Roll-up Entity offered in the proposed Roll-up; or~~
~~(b) one of the following:~~
~~(1) remaining as Shareholders of the Corporation and preserving their interests therein on the same terms and conditions as existed previously; or~~
~~(2) receiving cash in an amount equal to the Shareholders’ pro-rata share of the appraised value of the Net Assets of the Corporation.~~
~~8.9.3 The Corporation shall not participate in any proposed roll-up that would result in Shareholders having democracy rights in the roll-up entity that are less than those provided for in Sections 5.6.1, 7.9, 10.1 and 10.2.~~
~~8.9.4 The Corporation shall not participate in any proposed Roll-up which includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-up Entity). The Corporation shall not participate in any proposed roll-up which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-up Entity on the basis of the number of Shares held by that investor.~~
~~8.9.5 The Corporation shall not participate in any proposed Roll-up in which investors’ rights of access to the records of the Roll-up entity will be less than those provided for under Section 7.11.~~
~~8.9.6 The Corporation shall not participate in any proposed Roll-up in which any of the costs of the transaction would be borne by the Corporation if the Roll-up is rejected by the holders of Common Shares.~~
~~8.10 Leverage. The aggregate borrowings of the Corporation, if any, secured and unsecured, shall be reasonable in relation to the Net Assets of the Corporation and shall be reviewed by the Board of Directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that higher level of borrowing is appropriate, not exceed 300%. Notwithstanding the foregoing, the aggregate borrowings may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any excess in borrowing over such 300% level shall be disclosed to the Shareholders in the next quarterly report of the Corporation, along with justification for such excess.~~
~~8.11 Restrictions. The Corporation will not engage in any of the following investment practices or activities:~~
~~8.11.1 Invest in commodities or commodity future contracts;~~

~~8.11.2 Invest more than 10% of its total Assets in Unimproved Real Property or indebtedness secured by a deed of trust or mortgage loans on Unimproved Real Property;~~
~~8.11.3 Invest in or make any mortgage unless an appraisal is obtained concerning the underlying Property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal of the underlying Property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained;~~
~~8.11.4 Make or invest in any mortgage, including a construction loan, on any one Property if the aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the Property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan;~~
~~8.11.5 Invest in indebtedness secured by a mortgage on Real Property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.~~
~~8.11.6 Invest in indebtedness (“junior debt”) secured by a mortgage on Real Property which is subordinate to the lien of other indebtedness (“senior debt”), except where the amount of such junior debt, plus the outstanding amount of the senior debt, does not exceed 85% of the appraised value of such Property, if after giving effect thereto, the value of all such investments of the Corporation (as shown on the books of the Corporation in accordance with generally accepted accounting principles after all reasonable reserves but before provision for depreciation) would not then exceed 25% of tangible Assets. The value of all investments in junior debt of the Corporation which does not meet the aforementioned requirements would be limited to 10% of the tangible Assets (which would be included within the 25% limitation);~~
~~8.11.7 Invest in contracts for the sale of real estate unless such contracts of sale are in recordable form and appropriately recorded in the chain of title;~~
~~8.11.8 Engage in any short sale, or borrow, on an unsecured basis unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt;~~
~~8.11.9 Engage in trading, as compared with investment activities;~~
~~8.11.10 Acquire securities in any Corporation holding investments or engaging in activities prohibited by this section;~~
~~8.11.11 Engage in underwriting or the agency distribution of securities issued by others;~~
~~8.11.12 Issue redeemable equity securities;~~
~~8.11.13 Issue debt securities unless the historical debt service coverage (in the most recently complete fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt;~~
~~8.11.14 Issue options or warrants to purchase its shares to the Advisor, Sponsor, Directors or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. The Corporation may issue options or warrants to Persons not so connected with the Corporation but not at exercise prices less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option on the date of grant. Options or warrants issuable to the Advisor, Sponsor, Directors or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding shares of the Corporation on the date of grant of any options or warrants;~~

~~8.11.15 Issue equity securities on a deferred payment basis or other similar arrangement; or~~
~~8.11.16 Acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Section 8.11 except for investments in which the Corporation holds a non-controlling interest or investments in publicly-traded entities. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or traded in an over-the-counter market.~~
~~ARTICLE~~ 97
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on Shareholders, Directors and officers are granted subject to this reservation. Except ~~as otherwise provided in the Charter and except~~ for those amendments permitted to be made without ~~Shareholder~~stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter~~, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Shareholders and (b) any amendment to Sections 5.1.2, 5.6, 5.9 and 5.11, and Article 8 and this Article 9 (or any other amendment of the Charter that would have the effect of amending such sections)~~.
~~ARTICLE 10~~
~~SHAREHOLDERS~~
~~10.1 Meetings. The Directors, including the Independent Directors, shall take reasonable steps to ensure that there shall be an annual meeting of the Shareholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Shareholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Shareholders may be called in the manner provided in the Bylaws, including by the chief executive officer, the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of Shareholders upon the written request of Shareholders entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting of Shareholders shall be given as provided in the Bylaws. If the meeting is called by the secretary upon the written request of Shareholders as described in this Section 10.1, notice of the special meeting shall be sent to all Shareholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Shareholder request not less than 15 days nor more than 60 days after the delivery of the notice; provided, however, that if no time or place is so specified in the Shareholder request, at such time and place convenient to the Shareholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~
~~10.2 Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 10.1, 5.1.3 and 5.9; (b) amendment of the Charter as provided in Article 9; (c) dissolution of the Corporation; (d) merger, consolidation or conversion of the Corporation, or the sale or other disposition of all or substantially all of the Assets; (e) if provided by the Bylaws, amendment of the Bylaws to the extent provided in the Bylaws; and (f) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to adversely affect the rights, preferences and privileges of~~

~~the Shareholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Corporation except as permitted by law.~~
~~10.3 Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director, nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, such Director or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~
~~10.4 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the United States Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. No Shareholder may Transfer any Shares held by such Shareholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Shareholder shall have first offered such Shares to the Corporation at the tender offer price offered in such Non-Compliant Tender Offer. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 10.4, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 10.4 shall be of no force or effect with respect to any Shares that are then Listed.~~
THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article 4 of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article 4 of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article 5 of the foregoing amendment and restatement of the charter.
SEVENTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this    day of       , ~~20~~ 2021.
ATTEST:	MODIV INC.

(SEAL)
Name: Raymond J. Pacini	Name: Aaron S. Halfacre
Title: Secretary	Title: President

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com/MODIV or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MODIV2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D37226-P53192 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MODIV INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Aaron S. Halfacre	☐	☐	☐
1b. Raymond E. Wirta	☐	☐	☐
1c. Joe Hanauer	☐	☐	☐
1d. Adam Markman	☐	☐	☐
1e. Curtis McWilliams	☐	☐	☐
1f. Thomas Nolan, Jr.	☐	☐	☐
1g. Jeffrey Randolph	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. To approve the proposed amendments to the Modiv charter.			
2a. removal or revision of certain limitations required by the North American Securities Administrators Association and revisions to make other conforming and ministerial changes;	☐	☐	☐
2b. revisions in order to bring the charter more in line with those of publicly-listed companies;	☐	☐	☐
2c. revisions to permit a 13th dividend based on the number of days shares of common stock have been held by the stockholder; and	☐	☐	☐
2d. revisions to permit redemptions of accounts with de minimis holdings.	☐	☐	☐
3. To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐

NOTE: Such other business will be transacted at the meeting as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/MODIV.

D37227-P53192

MODIV INC.
Annual Meeting of Stockholders to be Held on June 30, 2021 at 9:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) of Modiv Inc. (the "Company") hereby appoint(s) Raymond J. Pacini and John Raney, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m. Pacific Daylight Time on June 30, 2021, at www.virtualshareholdermeeting.com/MODIV2021, and any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If you submit your proxy without instructions, the named proxies will vote all shares (i) FOR each of the director nominees, (ii) FOR each of the proposed amendments to the Modiv Inc. charter and (iii) FOR the ratification of the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. Whether or not direction is made, each of the named proxies is authorized to vote this proxy in his discretion on such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side